                                                            EXHIBIT 10.2

                                                             GALLERIA
                                                             ATLANTA

                                                        OFFICE LEASE AGREEMENT
                                               AMERICAN SAFETY INSURANCE SERVICES, INC.

                                                        TABLE OF CONTENTS
                                                                                               Page

PARAGRAPH                  1          TERM AND POSSESSION                                        1
                           2          MONTHLY RENTAL                                             2
                           3          SECURITY DEPOSIT                                           6
                           4          OCCUPANCY AND USE                                          6
                           5          COMPLIANCE WITH LAWS                                       6
                           6          ALTERATIONS                                                7
                           7          REPAIR                                                     7
                           8          LIENS                                                      8
                           9          ASSIGNMENT AND SUBLETTING                                  8
                           10         INSURANCE AND INDEMNIFICATION                              9
                           11         WAIVER OF SUBROGATION                                      10
                           12         SERVICE AND UTILITIES                                      10
                           13         ESTOPPEL CERTIFICATE                                       12
                           14         HOLDING OVER                                               12
                           15         SUBORDINATION                                              12
                           16         RE-ENTRY BY LANDLORD                                       12
                           17         INSOLVENCY OR BANKRUPTCY                                   13
                           18         DEFAULT AND REMEDIES                                       13
                           19         DAMAGE BY FIRE                                             15
                           20         CONDEMNATION                                               16
                           21         placeCitySALE BY LANDLORD                                  17
                           22         RIGHT OF LANDLORD TO PERFORM                               17
                           23         SURRENDER OF PREMISES                                      17
                           24         WAIVER                                                     17
                           25         NOTICES                                                    18
                           26         CERTAIN RIGHTS RESERVED TO LANDLORD                        18
                           27         ABANDONMENT                                                18
                           28         SUCCESSORS AND ASSIGNS                                     18
                           29         ATTORNEY´S FEES                                      18
                           30         CORPORATE AUTHORITY                                        19
                           31         MORTGAGE APPROVALS                                         19
                           32         MISCELLANEOUS                                              19
                           33         LANDLORD´S LIEN                                      19
                           34         QUIET ENJOYMENT                                            20
                           35         LANDLORD´S LIABILITY                                 20
                           36         RIGHT TO RELOCATE                                          20
                           37         NO ESTATE                                                  20
                           38         LEASE EFFECTIVE DATE                                       20
                           39         RULES AND REGULATIONS                                      20
                           40         SPECIAL STIPULATIONS                                       21
                           41         GUARANTY                                                   21
                           42         CONDITION                                                  21
                           43         BROKERAGE COMMISSIONS                                      21
                           44         EXCULPATION                                                21

EXHIBIT                    A          RULES AND REGULATIONS
                           B          WORK LETTER AGREEMENT
                           C          ESTOPPEL CERTIFICATE
                           D          FLOOR PLAN OF DEMISED PREMISES
                           E          SPECIAL STIPULATIONS
                           F          GUARANTY
                           G          INSURANCE

                                                               GALLERIA
                                                             A T L A N T A

                                                        OFFICE LEASE AGREEMENT

         THIS LEASE is made as of the ______  day of _________, 2006 between OTR, an Ohio general partnership (hereinafter called "Landlord"), and AMERICAN SAFETY INSURANCE SERVICES, INC., a Georgia corporation (hereinafter called
"Tenant").

                                                              WITNESSETH:

         Landlord hereby leases to Tenant and Tenant hereby leases from Landlord those premises (hereinafter called "Premises") shown on Exhibit "D" attached hereto and made a part thereof, being located in Atlanta Galleria Office Tower No. 100, a multistory office building (the "Building") constructed on a parcel of land (the "Property") bounded by I-285 on the North, I-75 on the East, U.S. 41 on the West and Akers Mill Road on the South.  Tenant´s Federal Tax Identification Number is _________________.

Premises:         Atlanta Galleria-Office Tower No. 100,
                  Street100 Galleria Parkway
                  Atlanta, Cobb County,Georgia
                  Square Feet:  46,978  Suite Number: 700 and 800
                  Floor(s):  7th and 8th

1.   Term and         1.   (a)   The term of the Lease shall be for eighty-six (86) months (or until
     Possession.      sooner terminated as herein provided) (the "Lease Term"), beginning on (i) February 1, 2007 or (ii) the
                      "Commencement Date" (as hereinafter defined), whichever shall last occur, except that if the Commencement Date is other than the first day of a calendar month, the term hereof shall be extended for the remainder of that calendar month.

                           (b)   The Commencement Date shall be the earlier of (i) the date upon which the Premises have been substantially completed in accordance with the plans and specifications of Landlord (other than any work which cannot be completed on such date provided such incompletion will not substantially interfere with Tenant's use of the Premises) but which shall not be deemed to have occurred earlier than February 1, 2007 regardless of the status of completion, or (ii) the date on which Tenant takes possession of a portion of or all of the Premises;
                      provided, however, that if Landlord shall be delayed in such substantial completion as a result of any of the foregoing (each, a “Tenant Delay”): (1) Tenant's failure to agree to plans, specifications, or cost estimates before the date referred to in the Work Letter Agreement attached hereto as Exhibit "B" and made a part hereof;
                      (2) Tenant's request for materials, finishes or installations other than Landlord's standard; (3)Tenant's changes in plans; or (4) the performance or completion by a party employed by Tenant, the Commencement Date and the payment of rent hereunder shall be accelerated by the number of days of such delay.

                           (c)   Landlord agrees to perform the "Building Standard Work" or "Building Nonstandard Work" in the
                      Premises as provided in the Work Letter Agreement with diligence, subject to events and delays due to causes beyond its reasonable control.  The Premises shall be deemed substantially completed and possession delivered when Landlord has substantially completed the work to be constructed or installed pursuant to the provisions of the Work Letter Agreement, subject only to the completion of items on Landlord's punch list (and exclusive of the installation of all telephone and other communications facilities and equipment and other finish work to be performed by or for Tenant) and a temporary or permanent certificate of occupancy has been issued allowing
                      Tenant to take possession of the entire Premises.

                           (d)   The taking of possession by Tenant shall be deemed conclusively to establish that the Building, other improvements, and the Premises have been completed in accordance with the plans and specifications and are in good and satisfactory condition as of when possession was so taken, subject to latent defects as to which Tenant notifies Landlord within six (6) months after the Commencement Date and to punch list items.

                           (e)   Landlord shall use commercially reasonable efforts to substantially complete the Premises so that
                      Tenant may occupy the Premises on or before February 1, 2007.

                           (f)   Notwithstanding the foregoing provisions to the contrary, if the Commencement Date does not occur prior to June 1, 2007 as a result of any Landlord Delay (as hereinafter defined), then the Lease Term and
                      Tenant´s obligation to pay rent hereunder shall not occur until the occurrence of the Commencement Date.  For purposes of this Lease, “Landlord Delay” shall mean any of the following:  (i) Landlord´s failure to perform its obligations under Paragraph 1 of this Lease, the Work Letter Agreement, or any other provisions hereof relating to Landlord´s duty to construct the initial improvements to the Premises; or (ii) Landlord´s failure to take any other action required to be taken by Landlord under any other provision of this Lease or the Work
                      Letter Agreement within the period specified therefor; provided, however, that any such failure is not a result of Tenant Delay or an event of default by Tenant under this Lease.

2.   Monthly          2.   (a)   Beginning five (5) months following the Commencement
     Rental.          Date (the “Rental Start Date”), Tenant shall pay to Landlord throughout the term of this Lease rental as set forth below, payable in equal monthly rental installments and payable in advance on the first day of each month during every year of the term hereby demised in lawful money of the United States, without deduction or offset whatsoever, to Landlord or to such other firm as Landlord may from time to time designate in writing.  Until notified otherwise, Tenant shall submit all payments using one of the following methods:

                      Preferred Method
                      Automated Clearing House (ACH)
                      Account # 71908884
                      Bank Name:     Fifth Third Bank
                      Routing & Transit:  042 000 314
                      Account: OTR Nominee of State Teachers Retirement System of Ohio
                      Reference:  _______________________

                      Tenant must notify Landlord of ACH wire using one of the following methods:
                      Fax:  Childress Klein Properties, Attn:  Vicki Smith, (770) 859-1299 or
                      E-mail:  Vicki.Smith@childressklein.com
                      ACH Wiring instructions are subject to change upon notification from Landlord.

                      Alternate Method
                      Issue a check
                      OTR Nominee of State Teachers Retirement System of placeStateOhio
                      P.O. Box 633212
                      Cincinnati, StateOH  PostalCode45263-3212

                      Please note Wire Transfers are not an approved form of payment.  Said rental is subject to adjustments as provided hereinbelow.  If this Lease commences on a day other than the first day of a calendar month, the monthly rental for the fractional month shall be appropriately prorated.

                      Landlord shall have no obligation to provide invoices to Tenant for the monthly rental payments due under this
                      Lease, and each such monthly rental payment shall be paid by Tenant when due as set forth herein whether or not
                      Tenant receives an invoice for such payment.

                      The rental due and payable under this Paragraph 2(a) shall be as follows:

                                                 Annual Rent      Annual           Monthly
                      Period                     Per RSF          Rent             Rent
                      Rental Start Date -        $19.25           $904,326.50      $75,360.54
                          03/31/08
                      04/01/08 ¬ 03/31/09        $19.88           $933,922.64      $77,826.89
                      04/01/09 ¬ 03/31/10        $20.53           $964,458.34      $80,371.53
                      04/01/10 ¬ 03/31/11        $21.20           $995,933.60      $82,994.47
                      04/01/11 ¬ 03/31/12        $21.89         $1,028,348.42      $85,695.70
                      04/01/12 ¬ 03/31/13        $22.60         $1,061,202.80      $88,475.23
                      04/01/13 ¬ Last Day of     $23.33         $1,095,996.74      $91,333.06
                          Lease Term

                           (b)   Tenant recognizes that late payment of any rent or other sum due hereunder from Tenant to Landlord will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain.  Tenant therefore agrees that if rent or any other payment due hereunder from Tenant to Landlord remains unpaid five (5) days after said amount is due, the amount of such unpaid rent or other payment shall be increased by a late charge to be paid to Landlord by Tenant in an amount equal to five percent (5%) of the amount of the delinquent rent or other payment.  The amount of the late charge to be paid to Landlord by Tenant for any month shall be computed on the aggregate amount of delinquent rents and other payments, including all accrued late charges then outstanding, and shall be deemed to be rental for all purposes hereunder.  Tenant agrees that such amount is a reasonable estimate of the loss and expense to be suffered by Landlord as a result of such late payment by Tenant and may be charged by Landlord to defray such loss and expense.  The provisions of this paragraph in no way relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due, nor do the terms of this paragraph in any way affect Landlord's remedies pursuant to Paragraph 18 of this Lease in the event said rent or other payment is unpaid after the date due.

                          (c)   The monthly rental payable hereunder shall be subject to adjustment each calendar year during the term of this Lease, commencing January 1, 2008, in the following manner:

                                    (i)     Tenant shall pay to Landlord as additional rent Tenant's proportionate share of the amount by which the Direct Operating Expenses (as hereinafter defined) incurred by Landlord in the operation of the
                           Building during each calendar year of the Lease Term exceeds the Direct Operating Expenses for the base year
                           2007 (hereinafter called the “Base Year”).  Tenant's Proportionate Share of Direct Operating Expenses (as
                           hereinafter defined) shall be prorated on a daily basis using a 365-day calendar year, as necessary for any year during which this Lease is in effect for less than the full twelve month calendar year.  Direct
                           Operating Expenses shall be calculated on an accrual basis.  For the purpose of estimating the Direct
                           Operating Expenses during each subsequent year after the Base Year, Landlord shall reasonably estimate such expenses (assuming ninety-five percent (95%) occupancy of the Building if the actual occupancy is less than ninety-five percent) based on the actual Direct Operating Expenses for the preceding year, any then-known cost changes or additional expenses which can be reasonably anticipated to occur within the year for which such expenses are estimated, Landlord's experience with similar office buildings, the costs of contracts already entered, quotes obtained, representations of providers of the services and equipment, consultation with specialists such as insurers, and other factors a prudent landlord would use to make a fair and accurate estimate of operating costs.  Notwithstanding anything contained in this Lease to the contrary, for purposes of determining Direct Operating Expenses for the Base Year and each calendar year subsequent to the
                           Base Year, in the event actual occupancy of the Building is less than ninety-five percent (95%) during any calendar year, the actual Direct Operating Expenses for such calendar year shall be increased to the amount which Landlord reasonably estimates would have been incurred for such calendar year had the occupancy of the
                           Building been ninety-five percent (95%) throughout such year, and the amount so estimated shall be deemed to be the Direct Operating Expenses for such calendar year.

                                    (ii)    "Tenant's Proportionate Share of Direct Operating Expenses" shall mean, for each calendar year (or portion thereof), the product of (i) the Operating Expense Amount (defined below) multiplied by
                           (ii) a fraction, the numerator of which is the number of square feet contained in the Premises (46,978) and the denominator of which is the number of rentable square feet contained in the Building (410,571).  As used herein, the "Operating Expense Amount" shall mean, for each calendar year (or portion thereof), the amount by which the Direct Operating Expenses (defined below) exceeds the Base Year's Direct Operating
                           Expenses.

                                    (iii)   For purposes of this Lease, the term "Direct Operating Expenses" shall consist of all
                           "operating costs" (as hereinafter defined) for the Building, and the Building’s share of all operating costs for any parking area and common area serving the Building, and the Property (the Building, such parking area, common area and the Property being hereinafter referred to collectively as the "Project").
                           For purposes of this Lease, the term "operating costs" shall mean all reasonable expenses, costs and disbursements computed on the accrual basis, relating to or incurred or paid in connection with the operation, maintenance and repair of the Project, including, but not limited to the following:

                                    a.      Building personnel costs, including, but not limited to, salaries, wages, fringe benefits, social security taxes and other direct and indirect costs of Senior Property Manager,
                                    Engineering Manager, Building Managers, Accounting Manager, Construction Manager, Promotions
                                    Manager, Security Manager, and each department’s supporting personnel and administrative assistants, engineers, construction department, superintendents, watchmen, porters and any other personnel engaged in the operation and maintenance of the Project and associated overhead.

                                    b.      The cost of all supplies, tools, equipment and materials used in the operation and maintenance of the Project.

                                    c.      The cost of water, sewer, gas, heating, lighting, ventilation, electricity, air conditioning, and any other utilities supplied or paid for by Landlord for the Project and the costs of maintaining the systems supplying the same, including, but not limited to, any utility and service costs incurred by Landlord.

                                    d.      The cost of all agreements for maintenance and service of the Project and the equipment therein, including, but not limited to, agreements relating to security service, window cleaning, elevator maintenance, chiller maintenance, Building management, janitorial service, pest control and landscaping maintenance.

                                    e.      The cost of maintaining sprinkler systems, fire extinguishers and fire hoses, emergency systems and equipment that may be now or hereafter required by the Americans With Disabilities Act, and the cost of all security services and protective services or devices rendered to or in connection with the Project or any part thereof; any costs incurred in order to comply with any law, statute, ordinance, or governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated; and the costs incurred in order to comply with requirements of any insurer or mortgagee, where such requirements concern safety or structural features of the
                                    Building and are commercially reasonable in light of requirements generally imposed in the insurance or real estate lending industries with respect to similar buildings.

                                    f.      Insurance premiums for insurance for the Project required to be maintained by Landlord hereunder or which a prudent owner would carry, including, but not limited to, premiums for insurance maintained by Landlord, business interruption or rental abatement insurance, garage keeper´s insurance, and liability insurance.

                                    g.      The cost of repairs and general maintenance of the Project (excluding repairs, alterations and general maintenance paid by proceeds of insurance or attributable solely to tenants of the Project other than Tenant, but including deductibles paid by Landlord), including, but not limited to: any management fees charged by Landlord; promotional or seasonal expenses;
                                    maintenance and cleaning of common areas and facilities; lawn mowing, gardening, landscaping, and irrigation of landscaped areas; line painting, pavement repair and maintenance, sweeping, and sanitary control; removal of snow, trash, rubbish, garbage, and other refuse; the cost of personnel to implement such services, to direct parking, and to patrol the common areas; the cost of exterior and interior painting of common areas; all maintenance and repair costs; and the cost of maintenance of sewers and utility lines.

                                    h.      The amortization amount (including interest at a market rate) necessary to amortize the cost of capitalized alterations or improvements, including, but not limited to, the replacement of existing furniture, fixtures, equipment or systems that have become obsolete or do not function efficiently and effectively or as they were originally intended for a first class office building.
                                    The amortization period selected by the Landlord shall reflect the useful life of the alteration or improvement.

                                    i.      All taxes, assessments, and governmental or other charges, general or special, ordinary or extraordinary, foreseen or unforeseen (including, but not limited to, Community Improvement
                                    District assessments), which are levied, assessed, or otherwise imposed against the Project, street lights, personal property or rents, or on the right or privilege of leasing the Project, collecting rents therefrom or parking vehicles thereon, by any federal, state, county, or municipal government or by any special sanitation district or by any other governmental or quasi-governmental entity that has taxing or assessment authority, and any other taxes and assessments, excluding any interest and penalties thereon resulting from Landlord’s failure to timely pay such amounts, attributable to the Project or its operation (herein collectively called the "Impositions"), but exclusive of federal, state and local income taxes of Landlord, inheritance taxes, estate taxes, gift taxes, transfer taxes, excess profit taxes and any taxes imposed in lieu of such taxes.  If at any time during the Lease Term, the present method of taxation or assessment shall be so changed that the whole or any part of the Impositions now levied, assessed or imposed on real estate and the improvements thereon shall be discontinued and as a substitute therefor, or in lieu of and in addition thereof, taxes, assessments, levies, impositions or charges shall be levied, assessed and/or imposed wholly or partially as a capital levy or otherwise on the rents received from the Project or the rents reserved herein or any part thereof, then such substitute or additional taxes, assessments, levies, impositions or charges, to the extent so levied, assessed or imposed, shall be deemed to be included within the Impositions and the operating costs.  Tenant will be responsible for ad valorem taxes on its personal property and on the value of the leasehold improvements in the Premises to the extent the same exceed building standard allowances (and if the taxing authorities do not separately assess Tenant's leasehold improvements, Landlord may make a reasonable allocation of the ad valorem taxes allocated to the Project to give effect to this sentence).

                                    j.      All assessments (if any) assessed against the Project during the Lease Term pursuant to any protective covenants, easement agreements or common area maintenance agreements now or hereafter of record against the Project including, but not limited to, any common area maintenance charges assessed pursuant to that certain Common Area Maintenance Agreement dated July 2, 1985, as said Agreement has been and may be amended from time to time.

                                    k.      Fees of accountants, attorneys and other consultants, professionals or advisors incurred by Landlord with respect to operational issues at the Project.

                                    l.      Any other costs or expenses incurred by Landlord in the operation of the Project that would be considered an expense of maintaining, operating or repairing the Project, all such costs and expenses being recorded on an accrual basis in accordance with accepted principles of sound management and accounting practices applicable to first class office building complexes and consistently applied.

                                    Direct Operating Expenses shall not include the following items:

                                    Leasing commissions, finders’ fees, brokerage fees, and costs incurred with the negotiation of leases (but not management fees); Rent under any ground leases; Costs of furnishing services to other tenants or occupants to the extent that such services are materially and substantially in excess of services Landlord offers to all tenants at Landlord’s expense; Lease takeover costs incurred by Landlord in connection with new leases at the Property; Costs and expenses of the sale of all or any portion of the Property; Costs incurred by Landlord with respect to repairs, goods and services (including utilities sold and supplied to tenants and occupants of the Property) to the extent that Landlord is entitled to reimbursement for such costs from the tenants; Costs incurred by
                                    Landlord due to the violation by Landlord of the terms and conditions of any lease of space in the
                                    Property; Costs incurred by Landlord with respect to disputes with tenants under the Leases including, without limitation, dispossessory proceedings; Capital Costs other than as provided for in paragraph 2(c)(iii)h hereof; Capital Costs of correcting any non-compliance of the Building, existing as of the date of this Lease, with the Americans With Disabilities Act as currently existing and as currently interpreted; Costs in excess of customary maintenance costs incurred to encapsulate, remove or otherwise handle any Hazardous Materials found in the Building or the
                                    Property; Interest, points and fees on debt or amortization or for any mortgage or mortgages encumbering the Property, or any part thereof, and all principal, escrow deposits and other sums paid on or in respect to any indebtedness (whether or not secured by a mortgage lien) and on any equity participations of any lender or lessor, and all costs incurred in connection with any financing, refinancing or syndication of the Property, or any part thereof; Costs of the original construction of the Property; Income, franchise, transfer, inheritance, capital stock, estate, profit, gift, gross receipts or succession taxes; Costs of repairs or replacements incurred by reason of fire or other casualty or condemnation in excess of the insurance deductible; Costs for performing tenant installations for any individual tenant or for performing work or furnishing services to or for individual tenant at such tenant’s expense and any other contribution by Landlord to the cost of tenant improvements.

                                    (iv)    Nothing contained in this Section shall imply any duty on the part of Landlord to pay any expense or provide any service not otherwise imposed by the express terms of this Lease.

                                    (v)     On or about December 31 of each calendar year during the Lease Term, Landlord shall estimate the amount of Direct Operating Expenses and Tenant's Proportionate Share of Direct Operating
                           Expenses for the ensuing calendar year or (if applicable) fractional part thereof and notify Tenant in writing of such estimate.  Such estimate shall be made by Landlord in the exercise of its discretion, and shall not be subject to dispute by Tenant.  The amount of additional rent specified in such notification shall be paid by Tenant to Landlord in equal monthly installments in advance on the first day of each month of such ensuing calendar year, at the same time and in the same manner as base rent.

                                    (vi)    Within One Hundred Eighty (180) days after December 31 of any calendar year during the
                           Lease Term for which additional rent is due under this Section, Landlord shall advise Tenant in writing, of the amount of actual Direct Operating Expenses for such calendar year.  If the Direct Operating Expenses for such calendar year prove to be greater than the amount previously estimated, Landlord shall invoice Tenant for the deficiency as soon as practicable after the amount of underpayment has been determined, and Tenant shall pay such deficiency to Landlord within thirty (30) days following its receipt of such invoice.  If, however, Direct Operating Expenses for such calendar year are lower than the amount previously estimated,
                           Tenant shall receive a credit (or in the event the term of this Lease has then expired, Tenant shall receive a cash refund) toward the next ensuing monthly payment or payments of the estimated amount of Tenant's
                           Proportionate Share of Direct Operating Expenses in the amount of such overpayment until depleted, but in no event shall Tenant's Proportionate Share of Direct Operating Expenses be deemed to be less than zero.

3.   Security         3.   Tenant hereby deposits with Landlord on the date hereof the sum of Seventy
     Deposit.         Seven Thousand Eight Hundred Twenty Six and 89/100 Dollars ($77,826.89), which sum shall be held by Landlord, without obligation for interest, as security for the full, timely and faithful performance of Tenant's covenants and obligations under this Lease.  It is understood and agreed that such deposit is not an advance rental deposit or prepayment of the last month’s rent due hereunder, and is not a measure of Landlord's damages in case of Tenant's default.  Upon the occurrence of any default or event of default by Tenant which is not cured within any applicable notice and/or cure period, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such funds to the extent necessary to make good any arrears of rent or other payments due Landlord hereunder, and any other damage, injury, expense or liability caused by any event of
                      Tenant's default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount.  Although the security deposit shall be deemed the property of
                      Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant or Tenant's last permitted assignee at such time after termination of this Lease when Landlord shall have determined that all
                      Tenant's obligations under this Lease have been fulfilled.  Landlord shall not be required to keep any security deposit separate from its general funds.  Upon the occurrence of any events of default or default as described in this Lease which is not cured within any applicable notice and/or cure period, said security deposit shall become due and payable to Landlord.  Subject to the other terms and conditions contained in this Lease, if the
                      Building is conveyed by Landlord, said deposit may be turned over to Landlord's grantee, and if so, Tenant hereby releases Landlord from any and all liability with respect to said deposit and its application or return.
                      Notwithstanding the foregoing, Landlord and Tenant acknowledge and agree that the foregoing security deposit, if not previously applied to Tenant’s obligations under this Lease in accordance with this Paragraph 3, shall be applied to rent due under this Lease for the month of April, 2008.

4.   Occupancy        4.   (a)   Tenant shall use and occupy the Premises for general office purposes
     and Use.         and for no other use or purpose without the prior written consent of Landlord.

                           (b)   Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them, nor use or allow the Premises to be used for any improper, immoral, unlawful, or objectionable purposes or for any business, use or purpose deemed to be disreputable or inconsistent with the operation of a first class office building, nor shall Tenant cause or maintain or permit any nuisance in, on, or about the Premises.
                      Tenant shall not commit or suffer the commission of any waste in, on, or about the Premises.

5.   Compliance       5.   (a)   Tenant shall not use the Premises or permit anything to be done in or about
     with Laws.       the Premises which will in any way conflict with any law, statute, ordinance, or governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated.  Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything therein which will in any way increase the rate of any insurance upon the Building in which the Premises are situated or any of its contents or cause a cancellation of said insurance or otherwise affect said insurance in any manner, and Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances, and governmental rules, regulations, or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use, or occupancy of the Premises.  Notwithstanding anything contained in this paragraph to the contrary, Tenant shall not be responsible for ensuring that the common areas of the Building comply with applicable laws.

                           (b)   Tenant shall not use, handle, store, deal in, discharge, or fabricate any Hazardous Materials (as herein defined) on or about the Premises (except for typical office supplies maintained in compliance with all applicable laws and ordinances).  Tenant shall indemnify Landlord (and anybody claiming by, through, or under
                      Landlord) from and against any and all claims, damages, losses, costs, and expenses (including reasonable attorneys´ fees and court costs) incurred by Landlord or anybody claiming by, through, or under Landlord as a result of the existence of any Hazardous Materials on or about the Premises or any environmental problems relating to the Premises which are caused by or related to the delivery, deposit or creation of Hazardous
                      Materials on or about the Premises during the term of this Lease.  As used herein, "Hazardous Materials" means any petroleum or chemical liquids or solids, liquid or gaseous products, contaminants, oils, radioactive materials, asbestos, PCB's, urea-formaldehyde, or any toxic or hazardous waste or hazardous substances, as those terms are used in (A) the Resources Conservation Recovery Act, as amended by the Hazardous and Solid Waste
                      Amendments of 1984, 42 U.S.C. § 6901 et seq.; (B) the Comprehensive Environmental Response, Compensation, and
                      Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. § 9601
                      et seq.; (C) the Clean Water Act, 33 U.S.C. § 1251 et seq.; (D) the Toxic Substances and Control Act, 15 U.S.C.
                      § 2601 et seq.; (E) the Clean Air Act, 42 U.S.C. § 7401 et seq.; (F) any and all applicable environmental laws and regulations of the State of Georgia; and (G) any and all other applicable federal, state or local law or regulation governing hazardous substances or workplace health or safety, as such laws may be amended from time to time.

6.   Alterations.     6.   Tenant shall not make or suffer to be made any alterations, additions, or improvements in, on, or to the
                      Premises or any part thereof without the prior written consent of Landlord, and no such alterations, additions or improvements shall be made without the supervision of Landlord´s designated agent or representative;
                      provided, however, that Landlord’s consent shall not be required for any alterations or additions that satisfy the following criteria (“Cosmetic Alterations”):  (1) are of a cosmetic nature such as painting, wallpapering, hanging pictures or installing carpeting; (2) are not visible from the exterior of the Premises or the Building;
                      (3)do not affect any structural components of, or mechanical, electrical or other building systems in, the
                      Premises or the Building; and (4) do not require work to be performed inside the demising walls of the
                      Premises.  However, even though consent is not required for Cosmetic Alterations, the performance of Cosmetic
                      Alterations shall be subject to all other applicable provisions of this Paragraph 6, and Tenant shall give
                      Landlord written notice of any proposed Cosmetic Alterations at least ten (10) days prior to commencement of such Cosmetic Alterations.  In the event Landlord consents to the making of any such alterations, additions, or improvements by Tenant, the same shall be made by Tenant, at Tenant's sole cost and expense, in accordance with all applicable laws, ordinances, and regulations and all requirements of Landlord's and Tenant's insurance policies.  All work shall be performed in accordance with plans and specifications approved by Landlord, and each contractor and subcontractor must first be approved in writing by Landlord, or, at Landlord's option, the alteration, addition or improvement shall be made by Landlord for Tenant's account, and Tenant shall reimburse
                      Landlord for the cost thereof upon demand.  If, but only if, Tenant requests that Landlord provide assistance, management or oversight for any alterations, additions or improvements to the Premises by Tenant, then (except with respect to the construction of the initial tenant improvements pursuant to the Work Letter Agreement)
                      Landlord shall have the right to charge a fee for any and all construction supervision provided by Landlord´s designated agents or representatives in connection with such alterations, additions, or improvements to the
                      Premises by Tenant.  Such fee, at Landlord´s option, shall be either a fixed fee or a fee calculated on an hourly basis, considering the time expended by Landlord´s agents or representatives in supervising Tenant´s construction.

7.   Repair.          7.   By taking possession of the Premises, Tenant accepts the Premises as being in the condition in which Landlord is obligated to deliver them and otherwise in good order, condition and repair.  Tenant shall, at all times during the term hereof at Tenant's sole cost and expense, keep the Premises and every part thereof in good order, condition and repair, excepting ordinary wear and tear, damage thereto by fire, acts of terrorism, earthquake, act of God or the elements.  Tenant shall upon the expiration or sooner termination of the term hereof, unless
                      Landlord demands otherwise as in Paragraph 23 hereof provided, surrender to Landlord the Premises and all repairs, changes, alterations, additions and improvements thereto in the same condition as when received, or when first installed, ordinary wear and tear, damage by fire, earthquake, act of God, or the elements excepted.  It is hereby understood and agreed that Landlord has no obligation to alter, remodel, improve, repair, decorate, or paint the Premises or any part thereof except as specified in the Work Letter Agreement, and that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically herein set forth.

8.   Liens.           8.   Tenant shall keep the Premises free from any liens arising out of any work performed, material furnished, or obligations incurred by Tenant.  In the event that Tenant shall not, within twenty (20) days following the recordation of any such lien, cause the same to be released of record by payment or posting of a proper bond,
                      Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien.  All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be considered additional rent and shall be payable to Landlord by Tenant on demand and with interest at the rate of four percentage points higher than the prime commercial lending rate from time to time of SunTrust Bank in Atlanta, Georgia, provided, however, that if such rate exceeds the maximum rate permitted by law, the maximum lawful rate shall apply; the interest rate so determined is hereinafter called the "Agreed
                      Interest Rate".  Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord, the
                      Premises, the Building, and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall give to Landlord at least five (5) business days prior notice of commencement of any construction on the Premises.

9.   Assignment       9.   (a)   Tenant shall not sell, assign, encumber or otherwise transfer by operation and Subletting.  of law or otherwise this Lease or any interest herein, sublet the Premises or any portion thereof, or suffer any other person to occupy or use the Premises or any portion thereof, without the prior written consent of Landlord as provided herein, which consent shall not be unreasonably withheld, conditioned or delayed, nor shall Tenant permit any lien to be placed on the Tenant's interest by operation of law.  Tenant shall, by written notice, advise Landlord of its desire from and after a stated date (which shall not be less than thirty (30) days nor more than ninety (90) days after the date of Tenant's notice) to sublet the Premises or any portion thereof for any part of the term hereof; and supply Landlord with such information, financial statements, verifications and related materials as Landlord may request or desire to evaluate the written request to sublet; and in such event
                      Landlord shall have the right, to be exercised by giving written notice to Tenant within ten (10) days after receipt of Tenant's notice and all said information, financial statements, verifications and related materials requested by Landlord, to terminate this Lease as to the portion of the Premises described in Tenant's notice and such notice shall, if given, terminate this Lease with respect to the portion of the Premises therein described as of the date stated in Tenant's notice.  Said notice by Tenant shall state the name and address of the proposed subtenant, and Tenant shall deliver to Landlord a true and complete copy of the proposed sublease with said notice.  If said notice shall specify all of the Premises and Landlord shall give said termination notice with respect thereto, this Lease shall terminate on the date stated in Tenant's notice.  If, however, this Lease shall terminate pursuant to the foregoing with respect to less than all the Premises, the rent, as defined and reserved hereinabove and as adjusted pursuant to Paragraph 19(c), shall be adjusted on a pro rata basis to the number of square feet retained by Tenant, and this Lease as so amended shall continue thereafter in full force and effect.  If Landlord, upon receiving said notice by Tenant with respect to any of the Premises, shall not exercise its right to terminate, Landlord will not unreasonably withhold or grant its consent to
                      Tenant's subletting the Premises specified in said notice.  Tenant shall, at Tenant's own cost and expense, discharge in full any outstanding commission obligation on the part of Landlord with respect to this Lease, and any commissions which may be due and owing as a result of any proposed assignment or subletting, whether or not the Lease is terminated pursuant hereto and rented by Landlord to the proposed subtenant or any other tenant.
                      Tenant agrees to pay to Landlord, promptly after request therefor, (i) the amount of all attorneys´ fees and expenses incurred by Landlord in connection with any assignment or subletting issues or review of documentation relating thereto, and (ii) $500.00 as an administrative fee for Landlord´s time and effort in connection with any assignment or subletting issues.

                           (b)   Any subletting or assignment hereunder by Tenant shall not result in Tenant being released or discharged from any liability under this Lease.  As a condition to Landlord's prior written consent as provided for in this paragraph, the assignee or subtenant shall agree in writing to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease, and Tenant shall deliver to Landlord promptly after execution, an executed copy of each sublease or assignment and an agreement of said compliance by each sublessee or assignee.  Notwithstanding any provision to the contrary contained herein, any subletting or assignment by Tenant hereunder shall result in all rights of first refusal, rights of first offer, rights to expand, and renewal options granted herein being forfeited by Tenant and its assignee or subtenant.  Tenant expressly acknowledges that Landlord intends for all of such rights to be personal and exclusive to Tenant, and that such rights are not subject to transfer to any other party.

                           (c)   Landlord's consent to any sale, assignment, encumbrance, subletting, occupation, lien or other transfer shall not release Tenant from any of Tenant's obligations hereunder or be deemed to be a consent to any subsequent occurrence.  Any sale, assignment, encumbrance, subletting, occupation, lien or other transfer of this
                      Lease which does not comply with the provisions of this Paragraph 9 shall be void.

                           (d)   For purposes of this Section, an assignment of stock or other direct or indirect ownership interest in
                      Tenant which constitutes a controlling interest in Tenant shall be deemed an assignment within the meaning of and be governed by this Section; provided, however, that this provision shall not apply to the transfer of publicly traded stock of Tenant, if any.

                           (e)   Notwithstanding any provision contained herein, Tenant agrees that it shall not sell, assign, encumber or otherwise transfer by operation of law or otherwise this Lease or any interest herein, or sublet the Premises or any portion thereof, to any tenant who currently leases space in the Building.

                           (f)   If this Lease is assigned, or if the Premises or any part thereof are sublet or occupied by anyone other than Tenant during the Lease Term (with or without Landlord´s consent), Landlord shall be entitled to fifty percent (50%) of all rents, fees and other considerations paid by such subtenant, assignee or occupant with respect to the Premises, including, but not limited to, all amounts paid in excess of the rental specified in this Lease.

                           (g)   Notwithstanding the foregoing provisions of this Paragraph 9, such consent of Landlord shall not be necessary or required in connection with any assignment or subletting to any firm, person, corporation, partnership or other entity (an“Affiliate”), now or hereafter directly or indirectly in control of, controlled by or under common control with Tenant, or indirectly in control of, controlled by or under common control with
                      Tenant, or which or with which Tenant shall merge or consolidate (collectively, an “Affiliate Transfer”), provided that Tenant shall remain liable for performance of its obligations hereunder and, if Tenant shall not survive any such Affiliate Transfer as a separate, on-going business entity, the then creditworthiness of any successor to Tenant is at least substantially equal to the then creditworthiness of Tenant, as determined in
                      Landlord´s reasonable judgment.  Tenant shall provide to Landlord at least ten (10) business days prior written notice of any proposed Affiliate Transfer, including information regarding the creditworthiness of the proposed transferee.

10. Insurance and     10.  (a)   Landlord shall not be liable to Tenant and Tenant hereby waives all
    Indemnification.  claims against Landlord for any injury or damages to any person or property in or about the Premises by or from any cause whatsoever, without limiting the generality of the foregoing, whether caused by water leakage of any character from the roof, walls, basement, or other portion of the Premises or the Building, or caused by gas, fire, or explosion of the Building or the complex of which it is a part or any part thereof, except to the extent arising from the gross negligence or willful misconduct of Landlord.

                           (b)   Tenant shall hold Landlord harmless from and defend and indemnify Landlord against any and all claims or liability for any injury or damage to any person or property whatsoever: (i) occurring in, on or about the Premises or any part thereof, (ii) occurring in, on, or about any facilities (including, without limitation, elevators, stairways, passageways or hallways), the use of which Tenant may have in conjunction with other tenants of the Building, when such injury or damage shall be caused in part or in whole by the act, neglect, fault of, or omission of any duty with respect to the same by Tenant, its agents, servants, employees, or invitees.  Tenant further agrees to indemnify, defend and save harmless Landlord against and from any and all claims in any manner relating to any work or thing whatsoever done by Tenant in or about, or any transactions of Tenant concerning, the Premises, and will further indemnify, defend and save Landlord harmless against and from any and all claims arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or arising from any act or negligence of Tenant, or any of its agents, contractors, servants, employees and licensees, and from and against all costs, counsel fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon.  Furthermore, in case any action or proceeding be brought against Landlord by reason of any claims or liability, Tenant agrees to defend such action or proceeding at Tenant's sole expense by counsel reasonably satisfactory to Landlord.  The provisions of this
                      Lease with respect to any claims or liability occurring prior to the termination or expiration of this Lease shall expressly survive such termination or expiration of this Lease.

                           (c)   Tenant agrees to purchase at its own expense and to keep in force during the term of this Lease all insurance coverages reasonably required by Landlord to be maintained by tenants in the Building generally, including, but not limited to, the policies of insurance specified on Exhibit “G” attached to this Lease.
                      Tenant´s insurance must be in force upon Tenant taking possession of the Premises, or upon the Commencement
                      Date, whichever is earlier, and shall continue throughout the Lease Term.

                           (d)   Landlord shall hold Tenant harmless from and defend and indemnify Tenant against any and all claims or liabilities for any injury or damage to any person or property whatsoever occurring in, on or about the Building or the Property,  to the extent such injury or damage shall be caused by the grossly negligent acts or omissions of Landlord or Landlord´s agents, employees or contractors.  Landlord further agrees to indemnify, defend and save Tenant harmless against any and all claims arising from any breach or default on the part of Landlord in the performance of any covenant or agreement on the part of Landlord to be performed pursuant to the terms of this
                      Lease.  The indemnifications by Landlord set forth in this Paragraph 10(d) are subject to any limitations contained in Paragraph 11 or elsewhere in this Lease.  Furthermore, in case any action or proceeding be brought against Tenant by reason of any claims or liability, Landlord agrees to defend such action or proceeding at
                      Landlord´s sole expense by counsel reasonably satisfactory to Tenant.  The provisions of this Lease with respect to any claims or liability occurring prior to the termination or expiration of this Lease shall expressly survive such termination or expiration of this Lease.

                      (e)  Landlord shall maintain in force, at its sole cost and expense (but subject to reimbursement as Direct
                      Operating Expenses), "All Risk" (sometimes known as "Special Causes of Loss") property insurance, covering the
                      Building, for not less than its full replacement cost.  Such insurance may include such other coverages, such as rental interruption insurance, as Landlord may deem reasonably necessary, and may contain an endorsement naming Landlord's mortgagee as loss payee, as its interests may appear.

11.  Waiver of        11.  Each of Landlord and Tenant hereby releases the other from any and all liability
     Subrogation.     or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise for any loss or damage to property caused by fire or any other perils insured in policies of insurance covering such property, even if such loss or damage shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible, including any other tenants or occupants of the remainder of the Building in which the Premises are located; provided, however, that this release shall be applicable and in force and effect only to the extent that such release shall be lawful at that time and in any event only with respect to loss or damage occurring during such time as the releasor's policies shall contain a clause or endorsement to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the releasor to coverage thereunder and then only to the extent of the insurance proceeds payable under such policies.  Each of Landlord and Tenant agrees that it will request its insurance carriers to include in its policies such a clause or endorsement.  If extra cost shall be charged therefor, each party shall advise the other thereof and of the amount of the extra cost, and the other party, at its election, may pay the same, but shall not be obligated to do so.  If such other party fails to pay such extra cost, the release provisions of this Paragraph shall be inoperative against such other party to the extent necessary to avoid invalidation of such releasor's insurance.

12.  Service and      12.  (a)   Landlord shall maintain the public and common areas of the Building,
     Utilities.       including lobbies, stairs, elevators, corridors and restrooms, the windows in the Building, the mechanical, plumbing and electrical equipment serving the Building, and the structure itself, the roof, foundations, exterior walls (including glass), grounds and parking areas in reasonably good order and condition typical for a first-class office building in metropolitan Atlanta, Georgia, except for damage occasioned by the act of
                      Tenant, which damage shall be repaired by Landlord at Tenant's expense.  In the event Tenant requires or needs to have one or more separate systems of either heating, ventilating, air conditioning or other similar systems over and above that provided by Landlord, the installation, care, expenses and maintenance of each such system shall be borne by and paid for by Tenant.

                           (b)   Provided the Tenant shall not be in default hereunder, and subject to the provisions elsewhere herein contained and to the rules and regulations of the Building, Landlord agrees to furnish to the Premises during ordinary business hours (being 8:00 a.m. until 7:00 p.m. Eastern time Monday through Friday, and 8:00 a.m. until
                      1:00 p.m. Eastern time on Saturday) of generally recognized business days, to be determined by Landlord (but exclusive, in any event, of Sundays and legal holidays), heat and air-conditioning typical for a first-class office building in metropolitan Atlanta, Georgia for the comfortable use and occupation of the Premises, replacement of bulbs for building standard fluorescent lights and non-building standard lights, provided Tenant stocks the bulbs for all of Tenant's non-building standard lights, janitorial services during the times (but not less than five (5) times per week) and in the manner that such services are, in Landlord's judgment, customarily furnished in comparable office buildings in the immediate market area, and elevator service.

                           To the extent within Landlord´s reasonable control, Landlord shall provide additional or after-hours heating or air-conditioning at Tenant's request, provided that Tenant shall pay to Landlord a reasonable charge for such services as determined from time to time by Landlord.  Tenant agrees to keep and cause to be kept closed all window coverings, if any, when necessary because of the sun's position, and Tenant also agrees at all times to cooperate fully with Landlord and to abide by all the regulations and requirements which Landlord may prescribe for the proper functioning and protection of said heating, ventilating, and air-conditioning system and to comply with all laws, ordinances and regulations respecting the conservation of energy.  Wherever heat-generating machines, excess lighting or equipment are used in the Premises which affect the temperature otherwise maintained by the air-conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises, and the cost thereof, including the cost of electricity and/or water therefor, shall be paid by Tenant to Landlord upon demand by Landlord.  Landlord agrees to furnish to the
                      Premises electricity for general office purposes and water for lavatory and drinking purposes, subject to the provisions of subparagraph 12(c) below.  Landlord shall in no event be liable for any interruption or failure of utility services on the Premises, but Landlord will exercise due diligence to furnish uninterrupted service.

                           (c)   Tenant will not without the written consent of Landlord use any apparatus or device in the Premises, including without limitation, electronic data processing machines, computers, and machines using excess lighting or current which will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises as general office space; nor connect with electric current, except through existing electrical outlets in the Premises, or water pipes, any apparatus or device for the purposes of using electrical current or water.  If Tenant in Landlord's judgment shall require water or electric current or any other resource in excess of that usually furnished or supplied for use of the Premises as general office space (it being understood that such an excess may result from the number of fixtures, apparatus and devices in use, the nature of such fixtures, apparatus and devices, the hours of use, or any combination of such factors), Tenant shall first procure the consent of Landlord, which Landlord may refuse, to the use thereof, and Landlord may cause a special meter to be installed in the Premises so as to measure the amount of water, electric current or other resource consumed for any such other use.  The cost of any such meters and of installation, maintenance, and repair thereof shall be paid for by Tenant, and Tenant agrees to pay Landlord promptly upon demand by Landlord for all such water, electric current or other resource consumed, as shown by said meters, at the rates charged by the local public utility furnishing the same, plus any additional expense incurred in keeping account of the water, electric current or other resource so consumed.  Landlord shall not be in default hereunder or be liable for any damages directly or indirectly resulting from, nor shall the rental herein reserved be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing utilities and services, (ii) failure to furnish or delay in furnishing any such utilities or services when such failure or delay is caused by acts of God or the elements, labor disturbances of any character, any other accidents, acts of terrorism, or other conditions beyond the reasonable control of Landlord, or by the making of repairs or improvements to the Premises or to the Building, (iii) the limitation, curtailment, rationing or restriction on use of water or electricity, gas or any other form of energy or any other service utility whatsoever serving the Premises or the Building.  Furthermore, Landlord shall be entitled to cooperate voluntarily in a reasonable manner with the efforts of national, state or local governmental agencies or utilities suppliers in reducing energy or other resources consumption.

                           (d)   Any sums payable under this Paragraph 12 shall be considered additional rent and may be added to any installment of rent thereafter becoming due, and Landlord shall have the same remedies for a default in payment of such sums as for a default in the payment of rent.

                           (e)   Tenant shall not provide any janitorial services without Landlord's written consent and then only subject to supervision of Landlord and by a janitorial contractor or employees at all times satisfactory to
                      Landlord.  Any such services provided by Tenant shall be at Tenant's sole risk and responsibility.

                           (f)      It shall be Tenant's responsibility and expense to install, move, maintain, adjust, and repair its property and fixtures, including but not limited to, its: signage, pictures, bulletin boards, plaques, furniture, filing cabinets, computer cables, computer equipment, business machines, draperies, blinds, kitchen appliances, special water heaters, kitchen cabinets, private restroom fixtures, special air conditioning or power conditioning equipment, locks for furniture and filing cabinets, paging systems, modular furniture components (including task lighting, flat wiring, and power distribution cables), combination locks, specialty electrical devices, exhaust fans, fire extinguishers, carpet squares, and/or other furniture, fixtures, or equipment installed by Tenant, or which were supplied, specified, or requested by Tenant and installed by
                      Landlord.

13.  Estoppel         13.  Within seven (7) days following the Commencement Date or any written
     Certificate.     request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord a certificate substantially in the form attached hereto as Exhibit "C" and made a part hereof, indicating thereon any exceptions thereto which may exist at that time.  Failure of Tenant to execute and deliver such certificate shall at Landlord´s option constitute a default hereunder or constitute an acceptance of the Premises and acknowledgment by Tenant that the statements included in Exhibit "C" are true and correct without exception.
                      Landlord and Tenant intend that any statement delivered pursuant to this paragraph may be relied upon by
                      Landlord or by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or any interest therein or anyone to whom Landlord may provide said certificate.

14.  Holding Over.    14.  Tenant will, at the termination of this Lease by lapse of time or otherwise, yield up immediate possession to Landlord.  If Tenant retains possession of the Premises or any part thereof after such termination, then
                      Landlord may, at its option, serve written notice upon Tenant that such holding over constitutes the creation of a tenancy of sufferance, in any case upon the terms and conditions set forth in this Lease; provided, however, that the daily rental shall, in addition to all other sums which are to be paid by Tenant hereunder, whether or not as additional rent, be equal to 150% of the rental being paid monthly to Landlord under this Lease immediately prior to such termination (prorated on the basis of a 365 day year for each day Tenant remains in possession).  If no such notice is served, then a tenancy at sufferance shall be deemed to be created at the rent in the preceding sentence.  Tenant shall also pay to Landlord all damages sustained by Landlord resulting from retention of possession by Tenant, including the loss of any proposed subsequent tenant for any portion of the Premises.  The provisions of this paragraph shall not constitute a waiver by Landlord of any right of reentry as herein set forth; nor shall receipt of any rent or any other act in apparent affirmance of the tenancy operate as a waiver of the right to terminate this Lease for a breach of any of the terms, covenants, or obligations herein on Tenant's part to be performed.

15.  Subordination.   15.  Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to: (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Building, the land upon which the Building or any common areas are situated, and (b) the lien or interest of any mortgage or deed to secure debt which may now exist or hereafter be executed in any amount for which said Building, land, ground leases or underlying leases, or Landlord's interest or estate in any of said items is specified as security.  Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens or interests of mortgages or deeds to secure debt to this Lease.  In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed to secure debt is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord at the option of such successor in interest.  Tenant agrees to execute such non-disturbance and attornment agreements as the holder of any mortgage or deed to secure debt on the Building may reasonably require.  Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying leases or the lien of any such mortgage or deed to secure debt.  Tenant hereby irrevocably appoints
                      Landlord as attorney-in-fact of Tenant to execute, deliver and record any such documents in the name and on behalf of Tenant.  At Tenant´s request, Landlord shall use good faith efforts to obtain from the holder of any mortgage or deed to secure debt that may now or hereafter encumber the Building a non-disturbance agreement for the benefit of Tenant.

16.  Re-Entry         16.  Landlord reserves and shall, during normal business hours following at least 24-
     By Landlord.     hour advance verbal notice to Tenant (except in the event of an emergency or in the provision of normal building services, in which case such entry may be after normal business hours and shall not require prior notice to Tenant), have the right to re-enter the Premises to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant hereunder, to show said Premises to prospective purchasers, mortgagees or tenants, to post notices of nonresponsibility, and to alter, improve, or repair the
                      Premises and any portion of the Building of which the Premises are a part or to which access is conveniently made through the Premises, without abatement of rent, and may for that purpose erect, use, and maintain scaffolding, pipes, conduits, and other necessary structures in and through the Premises where reasonably required by the character of the work to be performed, provided that entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably.
                      Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby, unless resulting from the gross negligence or willful misconduct of Landlord.  For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors, in, upon, and about the Premises, and Landlord shall have the right to use any and all means which Landlord may deem necessary or proper to open said doors in an emergency, in order to obtain entry to any portion of the
                      Premises, and any entry to the Premises, or portions thereof obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises or any portions thereof.  Landlord shall also have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, to change the arrangement and/or location of entrances or passage ways, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the Building and to change the name, number or designation by which the Building is commonly known; provided, however, that such changes do not materially and adversely affect Tenant´s access to the
                      Building or the Premises.

17.  Insolvency or    17.  The appointment of a receiver to take possession of all or substantially all of the
     Bankruptcy.      assets of Tenant, or an assignment of Tenant for the benefit of creditors, or any action taken or suffered by
                      Tenant under any insolvency, bankruptcy, or reorganization act, shall at Landlord's option constitute a breach of this Lease by Tenant.  Upon the happening of any such event or at any time thereafter, this Lease shall terminate five (5) days after written notice of termination from Landlord to Tenant.  In no event shall this
                      Lease be assigned or assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency, or reorganization proceedings.

18.  Default and      18.  The following events shall be deemed to be events of default by Tenant under
     Remedies.        this Lease:

                           (a)   Tenant shall fail to pay when or before due any sum of money becoming due to be paid to Landlord hereunder, whether such sum be any installment of the rent herein reserved, any other amount treated as additional rent hereunder, or any other payment or reimbursement to Landlord required herein, whether or not treated as additional rent hereunder, and such failure shall continue for a period of five (5) days after written notice of such failure from Landlord to Tenant; provided, however, notwithstanding the foregoing,
                      Landlord shall not be required to give such notice to Tenant more than two (2) times in any calendar year with respect to Tenant´s obligation to make any monetary payment under this Lease, and after Landlord shall have given two (2) such notices in any given calendar year, Tenant shall not be entitled to any notice or cure period for any subsequent default within such calendar year; or

                           (b)   Tenant shall fail to comply with any term, provision or covenant of this Lease other than by failing to pay when or before due any sum of money becoming due to be paid to Landlord hereunder, and shall not cure such failure within (i)twelve (12) hours after written notice to Tenant if the failure involves a condition hazardous or dangerous to life or property or (ii)thirty (30) days after written notice to Tenant in the case of any other failure provided, however, in the event such failure is of a nature that it cannot be cured within a 30-day period, then Tenant shall not be in default so long as Tenant commences to cure such failure within such 30 days and thereafter diligently pursues such cure to completion; or

                           (c)   Tenant shall create or allow to be created in or about the demised Premises any condition or circumstance constituting a hazard to people or property, a nuisance, a trespass, or other condition offensive to Landlord or others, whether or not such condition or circumstance rises to the level of a civil or criminal law violation or action; or

                           (d)   Tenant shall fail to vacate the Premises immediately upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant's right to possession only;

                           (e)   If, in spite of the provisions hereof, the interest of Tenant shall be levied upon under execution or be attached by process of law or Tenant shall fail to contest diligently the validity of any lien or claimed lien and give sufficient security to Landlord to insure payment thereof or shall fail to satisfy any judgment rendered thereon and have the same released, and such default shall continue for twenty (20) days after written notice thereof to Tenant; or

                           (f)   Tenant shall assign, sublet or transfer its interest hereunder in violation of this Agreement.

                           Upon the occurrence of any such events of default described in this paragraph or elsewhere in this Lease,
                      Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

                                 (aa)       Landlord may, at its election, terminate this Lease or terminate Tenant's right to possession only, without terminating the Lease.

                                 (bb)       Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to
                      Landlord full and free license to enter into and upon the Premises in such event with or without process of law and to repossess the Premises and to expel or remove Tenant and any others who may be occupying or within the
                      Premises and to remove any and all property therefrom, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom;
                      Tenant hereby waiving any right to claim damage for such reentry and expulsion, and without relinquishing
                      Landlord's right to rent or any other right given to Landlord hereunder or by operation of law.

                                 (cc)       Upon termination of this Lease, whether by lapse of time, by or in connection with a dispossessory proceeding or otherwise, Landlord shall be entitled to recover as Landlord's actual accrued damages, all rent, including any amount treated as additional rent hereunder, and other sums due and payable by
                      Tenant on the date of termination, plus, as Landlord's liquidated damages for the balance of the stated term hereof and not as a forfeiture or penalty, the sum of: (i) an amount equal to the then present value of the rent, including any amounts treated as additional rent hereunder, and other sums provided herein to be paid by
                      Tenant for the residue of the stated term hereof, less the fair rental value of the Premises for such residue
                      (taking into account the time and expenses necessary to obtain a replacement tenant or tenants, including expenses hereinafter described in subparagraph (dd)(ii) relating to recovery of the Premises, preparation for reletting and for reletting itself), and (ii) the cost of performing any other covenants which would have otherwise been performed by Tenant.

                                 (dd)       (i)  Upon termination of the Lease or Tenant's right to possession of the demised Premises, regardless of whether such termination occurs as a result of a dispossessory proceeding, distraint proceeding, exercise of right of termination, re-entry, lease expiration or otherwise, Tenant shall remain liable for payment of all rent thereafter accruing and for performance of all obligations thereafter performable under this Lease.
                      Landlord may, at Landlord's option, enter the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as provided in subparagraph (bb) above, without such entry and possession releasing Tenant from any obligation, including Tenant's obligation to pay rent, including any amounts treated as additional rent, hereunder for the full term of the Lease.

                                            (ii)  Landlord may, but need not, relet the Premises or any part thereof for such rent and upon such terms as Landlord in its sole discretion shall determine (including the right to relet the Premises for a greater or lesser term than that remaining under this Lease, the right to relet the Premises as a part of a larger area, and the right to change the character and use made of the Premises) and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting.  In any such case, Landlord may make repairs, alterations and additions in or to the Premises, and redecorate the same to the extent Landlord deems necessary or desirable, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses for reletting, including, without limitation, any broker’s commission incurred by Landlord.  If the consideration collected by Landlord upon any such reletting plus any sums previously collected from Tenant are not sufficient to pay the full amount of all rent, including any amounts treated as additional rent hereunder and other sums reserved in this Lease for the remaining term hereof, together with the costs of repairs, alterations, additions, redecorating, and Landlord’s expenses of reletting and the collection of the rent accruing therefrom (including attorneys' fees and broker's commissions), Tenant shall pay to Landlord, as Landlord's liquidated damages and not as a forfeiture or penalty, the amount of such deficiency upon demand and Tenant agrees that Landlord may file suit to recover any sums falling due under this section from time to time.

                                 (ee)       Landlord may, at Landlord's option, enter into and upon the Premises, with or without process of law, if Landlord determines in its sole discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible hereunder, and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage resulting therefrom, and Tenant agrees to reimburse Landlord, on demand, as additional rent, for any expenses which Landlord may incur in thus effecting compliance with
                      Tenant's obligations under this Lease.

                                 (ff)       Any and all property which may be removed from the Premises by Landlord pursuant to the authority of the Lease or of law, to which Tenant is or may be entitled, may be handled, removed and stored, as the case may be, by or at the direction of Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof.  Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control.  Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the Premises shall, at Landlord's option, be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant.

                           Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or available in equity (all such remedies being cumulative), nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained.  No act or thing done by Landlord or its agents during the term hereby granted shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shall be valid unless in writing signed by
                      Landlord.  No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained.  Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing.  Forbearance by Landlord in enforcing one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default.  If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay reasonable attorneys' fees so incurred.

                           Without limiting the foregoing, to the extent permitted by law, Tenant hereby: (i) appoints and designates the Premises as a proper place for service of process upon Tenant, and agrees that service of process upon any person apparently employed by Tenant upon the Premises or leaving process in a conspicuous place within the
                      Premises shall constitute personal service of such process upon Tenant (provided, however, Landlord does not hereby waive the right to serve Tenant with process by any other lawful means); (ii) expressly waives any right to trial by jury; and (iii)expressly waives the service of any notice under any existing or future law of the
                      State of Georgia applicable to landlords and tenants.

19.  Damage by        19.  (a)   If the Building, improvements, or Premises are rendered partially or
     Fire, Etc.       wholly untenantable by fire or other casualty, and if such damage cannot, in Landlord's reasonable estimation, be materially restored within one hundred eighty (180) days of such damage, then Landlord or Tenant may, at its sole option, terminate this Lease as of the date of such fire or casualty.  Landlord or Tenant shall exercise its option provided herein by written notice to the other within sixty (60) days of such fire or other casualty.  For purposes hereof, the Building, improvements, or Premises shall be deemed "materially restored"
                      if they are in such condition as would not prevent or materially interfere with Tenant's use of the Premises for the purpose for which it was then being used.

                           (b)   If this Lease is not terminated pursuant to Paragraph 19(a), then to the extent of available insurance proceeds, Landlord shall proceed with all due diligence to repair and restore the Building, improvements or Premises, as the case may be (except that Landlord may elect not to rebuild if such damage occurs during the last year of the term of this Lease exclusive of any option which is unexercised at the date of such damage).

                           (c)   If this Lease shall be terminated pursuant to this Paragraph 19, the term of this Lease shall end on the date of such damage as if that date had been originally fixed in this Lease for the expiration of the term hereof.  If this Lease shall not be terminated by Landlord or Tenant pursuant to this Paragraph 19 and if the
                      Premises is untenantable in whole or in part following such damage, the rent payable during the period in which the Premises is untenantable shall be reduced to such extent, if any, as may be fair and reasonable under all of the circumstances.  In the event that Landlord shall fail to complete such repairs and material restoration within two hundred seventy (270) days after the date of such damage, Tenant may at its option and as its sole remedy terminate this Lease by delivering written notice to Landlord, whereupon the Lease shall end on the date of such notice as if the date of such notice were the date originally fixed in this Lease for the expiration of the term hereof; provided, however, that if construction is delayed because of changes, deletions, or additions in construction requested by Tenant, strikes, lockouts, casualties, acts of God, war, material or labor shortages, governmental regulation or control or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed.

                           In no event shall Landlord be required to rebuild, repair or replace any part of the partitions, fixtures, additions or other improvements which may have been placed in or about the Premises by Tenant.  Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or Premises shall be for the sole benefit of the party carrying such insurance and under its sole control except that Landlord's insurance may be subject to control by (i) the holder or holders of any indebtedness secured by a mortgage or deed to secure debt covering any interest of Landlord in the Premises, the Building, or the Property, and/or (ii) the
                      ground lessor of any portion of the Property.

                           (d)   Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed to secure debt covering the Premises, Building or Property, or the ground lessor of the
                      Property, requires that any insurance proceeds be paid to it, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such person, whereupon the Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the term.

                           (e)   In the event of any damage or destruction to the Building or the Premises by any peril covered by the provisions of this Paragraph 19, Tenant shall, upon notice from Landlord, remove forthwith, at its sole cost and expense, such portion or all of the property belonging to Tenant or its licensees from such portion or all of the
                      Building or the Premises as Landlord shall request and Tenant hereby indemnifies, defends and holds Landlord harmless from any loss, liability, costs, and expenses, including attorneys' fees, arising out of any claim of damage or injury as a result of such removal and any alleged failure to properly secure the Premises prior to such removal.

20. Condemnation.     20.  (a)   If any substantial part of the Premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and the taking would prevent or materially interfere with the use of the Premises for the purpose for which it is then being used, this Lease shall terminate effective when the physical taking shall occur in the same manner as if the date of such taking were the date originally fixed in this Lease for the expiration of the term hereof.  As used herein, “substantial part” shall mean more than ten percent (10%).

                           (b)   If part of the Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this
                      Lease is not terminated as provided in the subparagraph above, this Lease shall not terminate but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent, if any, as may be fair and reasonable under all of the circumstances and Landlord shall undertake to restore the Premises to a condition suitable for Tenant's use, as near to the condition thereof immediately prior to such taking as is reasonably feasible under all circumstances.

                           (c)   Tenant shall not share in any condemnation award or payment in lieu thereof or in any award for damages resulting from any grade change of adjacent streets, the same being hereby assigned to Landlord by
                      Tenant; provided, however, that Tenant may separately claim and receive from the condemning authority, if legally payable, compensation for Tenant's removal and relocation costs and for Tenant's loss of business and/or business interruption.

                           (d)   Notwithstanding anything to the contrary contained in this paragraph, if the temporary use or occupancy of any part of the Premises shall be taken or appropriated under power of eminent domain during the term of this Lease, this Lease shall be and remain unaffected by such taking or appropriation and Tenant shall continue to pay in full all rent payable hereunder by Tenant during the term of this Lease; in the event of any such temporary appropriation or taking, Tenant shall be entitled to receive that portion of any award which represents compensation for the use of or occupancy of the Premises during the term of this Lease, and Landlord shall be entitled to receive that portion of any award which represents the cost of restoration of the Premises and the use and occupancy of the Premises after the end of the term of this Lease.

21.  Sale by          21.  In the event of a sale or conveyance by Landlord of the Building, the same
     Landlord.        shall operate to release Landlord from any future liability upon any of the covenants or conditions, express or implied, herein contained in favor of Tenant arising after such sale or conveyance, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease.
                      Tenant agrees to attorn to the purchaser or assignee in any such sale.

22.  Right of         22.  All covenants and agreements to be performed by Tenant under any of the
     Landlord to      terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense
     Perform.         and without any abatement of rent.  If Tenant shall fail to perform any acts, covenants or agreements to be performed by Tenant under any of the terms of this Lease or to pay any sum of money, other than rent, required to be paid by it hereunder, and such failure shall continue for fifteen (15) days after written notice thereof by Landlord, Landlord may, but shall not be obligated so to do, and without waiving or releasing Tenant from any obligations of Tenant, make any such payment or perform any such act, covenant or agreement on Tenant's part to be made or performed as in this Lease provided.  All sums so paid by Landlord or costs related to
                      Landlord's performance of such acts, covenants or agreements and all necessary incidental costs, together with interest thereon at the Agreed Interest Rate as defined in Paragraph 8 hereof from the date of such payment by
                      Landlord, shall be payable as additional rent to Landlord on demand, and Tenant covenants to pay any such sums, and Landlord shall have, in addition to any other right or remedy of the Landlord, the same rights and remedies in the event of nonpayment thereof by Tenant as in the case of default by Tenant in the payment of the rent.

23.  Surrender        23.  (a)   Tenant shall, at least one hundred eighty (180) days before the last day of
     of Premises.     the term hereof, give to Landlord a written notice of intention to surrender the Premises on that date, but nothing contained herein or in the failure of Tenant to give such notice shall be construed as an extension of the term hereof or as consent of Landlord to any holding over by Tenant.

                           (b)   At the end of the Lease Term,  Tenant  agrees to peaceably  deliver up to the Landlord  possession  of the Premises,  in the same  condition as received on the  Commencement  Date,  ordinary wear and tear,  damage by fire,  earthquake,  and other acts of God  excepted.  Upon request by  Landlord,  unless  otherwise  agreed to in writing by Landlord,  Tenant shall remove, at Tenant's sole cost, any or all permanent  improvements or additions to the Premises  installed by or at the expense of Tenant and all movable  furniture,  equipment and computer and telephone  cabling  belonging  to Tenant  which may be left by Tenant and repair any damage  resulting  from such removal.  Any  property  not so removed  shall be deemed  abandoned  by the  Tenant,  and title to the same shall thereupon  pass to  Landlord.  Landlord  shall have the right to remove and dispose of such  abandoned  property, and the costs associated therewith shall be promptly reimbursed by Tenant.

                           (c)   The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of the Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

24.  Waiver.          24.  If either Landlord or Tenant waives the performance of any term, covenant or condition contained in this
                      Lease, such waiver shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition contained herein.  Furthermore, the acceptance of rent by Landlord shall not constitute a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, regardless of
                      Landlord's knowledge of such preceding breach at the time Landlord accepted such rent.  Failure by Landlord to enforce any of the terms, covenants or conditions of this Lease for any length of time shall not be deemed to waive or to decrease the right of Landlord to insist thereafter upon strict performance by Tenant.  Waiver by
                      Landlord of any term, covenant or condition contained in this Lease may only be made by a written document signed by Landlord.

25.  Notices.         25.  Whenever any notice, demand or request is required or permitted hereunder, such notice, demand or request shall be hand-delivered in person, by reputable courier service or sent by United States Mail, registered, postage prepaid, to the addresses set forth below:

                      If to Landlord:       OTR
                                            c/o Childress Klein Properties
                                            addressStreet300 Galleria Parkway, Suite 600
                                            placeCityAtlanta, country-regionGeorgia 30339

                      If to Tenant:         American Safety Insurance Services, Inc.
                                            addressStreet100 Galleria Parkway, Suite 800
                                            placeCityAtlanta, country-regionGeorgia 30339
                                            Attn:  General Counsel

                           Any notice, demand or request which shall be served upon either of the parties in the manner aforesaid shall be deemed sufficiently given for all purposes hereunder (i) at the time such notices, demands or requests are hand-delivered in person or (ii) on the third day after the mailing of such notices, demands or requests in accordance with the preceding portion of this paragraph.

                           Either Landlord or Tenant shall have the right from time to time to designate by written notice to the other party such other places in the United States as Landlord or Tenant may desire written notice to be delivered or sent in accordance herewith; provided, however, at no time shall either party be required to send more than an original and two copies of any such notice, demand or request required or permitted hereunder.

                           Notwithstanding the foregoing, all rental payments under this Lease shall be sent to the address specified in paragraph 2(a) above.

26.  Certain Rights   26.  Landlord reserves and may exercise the following rights without affecting
     Reserved to      Tenant's obligations hereunder:
     the Landlord.
                           (a)   To change the name of the Building;
                           (b)   To designate all sources furnishing sign painting and lettering, ice, drinking water, towels, coffee cart service and toilet supplies, lamps and bulbs used in the Premises;
                           (c)   To retain at all times pass keys to the Premises;
                           (d)   To grant to anyone the exclusive right to conduct any particular business or undertaking in the
                      Building which does not conflict with Tenant´s use of the Premises;
                           (e)   To close the Building after regular work hours and on legal holidays subject, however, to Tenant's right to admittance, under such reasonable regulations as Landlord may prescribe from time to time, which may include by way of example but not of limitation, that persons entering or leaving the Building register and provide sufficient forms of identification to a watchman and that said persons establish their right to enter or leave the Building; and
                           (f)   To take any and all measures, including inspections, repairs, alterations, decorations, additions and improvements to the Premises or the Building, and identification and admittance procedures for access to the Building as may be necessary or desirable for the safety, protection, preservation or security of the
                      Premises or the Building or Landlord's interest, or as may be necessary or desirable in the operation of the
                      Building.

                      Landlord may enter upon the Premises and may exercise any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Tenant's use or possession and without being liable in any manner to Tenant and without abatement of rent or affecting any of Tenant's obligations hereunder.

27.  Abandonment.     27.  Tenant shall not vacate or abandon the Premises at any time during the term, and if Tenant shall abandon, vacate, or surrender said Premises or be dispossessed by process of law, or otherwise, any personal property belonging to Tenant and left on the Premises shall, at the option of Landlord, be deemed to be abandoned and title thereto shall thereupon pass to Landlord.

28.  Successors       28.  Subject to the provisions of Paragraph 9 hereof, the terms, covenants, and
     and Assigns.     conditions contained herein shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties hereto.

29.  Attorneys´      29.  In the event that any action or proceeding is brought to enforce any term,
     Fees.            covenant or condition of this Lease on the part of Landlord or Tenant, the prevailing party in such litigation shall be entitled to reasonable attorneys' fees to be fixed by the Court in such action or proceeding.

30.  Corporate        30.  If Tenant signs as a corporation, each of the persons executing this Lease on
     Authority.       behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in country-regionplaceGeorgia, that the corporation has full right and authority to enter into this Lease, and that each and both of the persons signing on behalf of the corporation were authorized to do so.  Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties.  If Tenant signs as any other legal entity, Tenant shall provide Landlord with reasonable evidence of authority.

31.  Mortgage         31.  Any provisions of this Lease requiring the approval or consent of Landlord shall
     Approvals.       not be deemed to have been unreasonably withheld if any mortgagee (which shall include the holder of any deed to secure debt) of the Premises, Building or Property or any portion thereof shall refuse or withhold its approval or consent thereto.  Any requirement of Landlord pursuant to this Lease which is imposed pursuant to the direction of any such mortgagee shall be deemed to have been reasonably imposed by Landlord if made in good faith.

32.  Miscellaneous.   32.  (a)   The paragraph headings herein are for convenience of reference and shall in no way define, increase, limit, or describe the scope or intent of any provision of this Lease.  The term "Landlord" as used in this
                      Lease shall include the Landlord, its successors and assigns.  In any case where this Lease is signed by more than one person, the obligations hereunder shall be joint and several.  The term "Tenant" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and each of their respective successors, executors, administrators, and permitted assigns, according to the context hereof.

                           (b)   Time is of the essence of this Lease and all of its provisions.  This Lease shall in all respects be governed by the laws of the State of StateStateGeorgia.  This Lease, together with its exhibits, contains all the agreements of the parties hereto and supersedes any previous negotiations.  There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Lease and its exhibits.  This Lease may not be modified except by a written instrument by the parties hereto.

                           (c)   If for any reason whatsoever any of the provisions hereof shall be unenforceable or ineffective, all of the other provisions shall be and remain in full force and effect.

                           (d)   All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term at this Lease shall survive the expiration or earlier termination of the term hereof.

                           (e)   If any clause, phrase, provision or portion of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable under applicable law, such event shall not affect, impair or render invalid or unenforceable the remainder of this Lease or any other clause, phrase, provision or portion hereof, nor shall it affect the application of any clause, phrase, provision or portion hereof to other persons or circumstances, and it is also the intention of the parties to this Lease that in lieu of each such clause, phrase, provision or portion of this Lease that is invalid or unenforceable, there be added as a part of this
                      Lease a clause, phrase, provision or portion as similar in terms to such invalid or unenforceable clause, phrase, provision or portion as may be possible and be valid and enforceable.

                           (f)   Whenever a period of time is herein prescribed for action to be taken by Landlord, the Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to causes of any kind whatsoever which are beyond the control of Landlord.

                           (g)   Notwithstanding any other provisions of this Lease to the contrary, if the Commencement Date hereof shall not have occurred before the twentieth (20th) anniversary of the date hereof, this Lease shall be null and void and neither party shall have any liability or obligation to the other hereunder.  The purpose and intent of this provision is to avoid the application of the rule against perpetuities to this Lease.

33.  Landlord's       33.  In addition to any statutory lien for rent in Landlord's favor, Landlord shall
     Lien.            have and Tenant hereby grants to Landlord a continuing security interest for all rentals and other sums of money becoming due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant situated on the Premises, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged.  In the event of a default under this Lease, Landlord shall have, in addition to any other remedies provided herein or by law, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in this Paragraph 33 at public or private sale upon providing the notice called for by the Uniform Commercial Code or if none is so supplied five (5) days notice to Tenant.  Tenant hereby agrees that this Lease shall constitute a security agreement and further agrees to execute such financing statements and other instruments necessary or desirable in Landlord's discretion to perfect the security interest hereby created.  Any statutory lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto.

34.  Quiet            34.  Landlord represents and warrants that it has full right and authority to enter into
     Enjoyment.       this Lease and that Tenant, while paying the rental and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Premises for the term hereof without hindrance or molestation from Landlord subject to the terms and provisions of this Lease.  In the event this Lease is a sublease, then Tenant agrees to take the Premises subject to the provisions of the prior leases.  Landlord shall not be liable for any interference, nuisance or disturbance by other tenants or third persons, nor shall
                      Tenant be released from any of the obligations of this Lease because of such interference, nuisance or disturbance.

35.  Landlord's       35.  In no event shall Landlord's liability for any breach of this Lease exceed the
     Liability.       amount of rental then remaining unpaid for the then current term (exclusive of any renewal periods which have not then actually commenced).  This provision is not intended to be a measure or agreed amount of Landlord´s liability with respect to any particular breach, and shall not be utilized by any court or otherwise for the purpose of determining any liability of Landlord hereunder, except only as a maximum amount not to be exceeded in any event.  Furthermore, any liability of Landlord hereunder shall be enforceable only out of the interest of Landlord in the Building and the Property and in no event out of the separate assets of Landlord or any shareholder or partner of Landlord.

36.  Right to         36.  [Intentionally omitted]
     Relocate.

37.  No Estate.       37.  This contract shall create the relationship of Landlord and Tenant, and no estate shall pass out of
                      Landlord.  Tenant has only a usufruct, not subject to levy and sale and not assignable by Tenant, except as provided for herein and in compliance herewith.

38.  Lease            38.  Submission of this instrument for examination or signature by Tenant does
     Effective Date.  not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

39.  Rules and        39.  (a)   Tenant shall faithfully observe and comply with the rules and regulations
     Regulations.     printed on or annexed to this Lease as Exhibit "A" which is attached hereto and made a part hereof and all reasonable modifications thereof and additions thereto from time to time put into effect by Landlord.  Landlord shall supply Tenant with any changes or amendments to said rules.  Landlord shall not be responsible for the nonperformance by any other tenant or occupant of the Building of any of said rules and regulations.  Tenant shall faithfully observe and comply with the rules and regulations put into effect from time to time by the owners of other buildings and property within the Atlanta Galleria complex.  Tenant will be responsible for causing its employees, customers, subtenants, licensees, invitees, agents, concessionaires and contractors to comply with all such rules and regulations.

                           (b)   Tenant acknowledges and agrees that Landlord may insist upon compliance with and enforce the rules and regulations as well as any laws, statutes, ordinances or governmental rules or regulations as mentioned in
                      Paragraph 5 above, and may, pursuant to the Georgia Criminal Trespass Statute (Official Code of Georgia
                      Annotated, Section 16-7-21), prohibit any person including any of Tenant's employees, agents, customers, licensees, guests, invitees, concessionaires, or contractors from entering or remaining upon all or any portion of the Building, including the Premises, or any other building or property within the Atlanta Galleria complex, including the hotel, office towers, parks, gardens, roadways, parking lots, parking decks, performance stages, and all other buildings, land or property, if Landlord determines in its sole discretion that said person has not complied with any law, ordinance, rule or regulation or poses a threat to the safety, welfare or health of any person or to the maintenance or orderliness of the administration of the Building.  Tenant further agrees that it shall not interfere with or object to Landlord's enforcement of any such laws, ordinances, rules and regulations including Official Code of Georgia Annotated, Section 16-77-21 or any similar statute.

40.  Special          40.  Special Stipulations to this Lease are set forth on Exhibit "E" attached hereto
     Stipulations.    and made a part hereof.  In the event of any conflict between any provision set forth in Exhibit "E" and any provision contained elsewhere in this Lease, the former in all events shall supersede, prevail and control.

41.  Guaranty.        41.  [Intentionally omitted]

42.  Condition.       42.  [Intentionally omitted]

43.  Brokerage        43.  Tenant represents that Tenant has not engaged or worked with any real estate
     Commissions.     brokers or agents other than Colliers Spectrum Cauble and Childress Klein Properties, Inc. (collectively,
                      “Broker”) in connection with this Lease for the Premises.  Tenant shall indemnify and hold harmless Landlord and
                      Landlord´s agents from and against any and all claims for commissions or other compensation, and any liabilities, damages and costs relating thereto, that may be asserted by any person or entity other than Broker to the extent that Tenant has engaged such person or such claim results from any action of Tenant.

44.  Exculpation      44.  This Lease is executed by certain employees of The State Teachers Retirement System of Ohio, not
                      individually, but solely on behalf of Landlord, the authorized nominee and agent for The State Teachers
                      Retirement Board of Ohio (“STRBO”).  In consideration for entering into this Lease, Tenant hereby waives any rights to bring a cause of action against the individuals executing this Lease on behalf of Landlord (except for any cause of action based upon lack of authority or fraud), and all persons dealing with Landlord must look solely to Landlord´s assets for the enforcement of any claim against Landlord, and the obligations hereunder are not binding upon, nor shall resort be had to the private property of any of, the trustees, officers, directors, employees or agents of STRBO.  Nothing contained in this Paragraph 44 shall be deemed to limit the provisions of Paragraph 35 above.

                      IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.

                                                     LANDLORD: OTR, an StateStateOhio general partnership

                                                     By:
                                                            Name:
                                                            Title:

                                                     TENANT:  AMERICAN SAFETY INSURANCE SERVICES, INC., a StateStateGeorgia
                                                     corporation

                                                     By:
                                                            Name:
                                                            Title:

                                                     Attest:
                                                              Name:
                                                              Title:

                                                                       (CORPORATE SEAL)

Exhibit
                                                              EXHIBIT "A"

                                                         RULES AND REGULATIONS

l.       Sidewalks, halls, passages, exits, entrances, elevators, escalators and stairways shall not be obstructed by Tenants or used by them for any purpose other than for ingress and egress from their respective Premises.  The halls, passages, exits, entrances, elevators and stairways are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation and interests of the Building and its Tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom any Tenant normally deals in the ordinary course of such
         Tenant's business unless such persons are engaged in illegal activities.  No Tenant, and no employees or invitees of any
         Tenant, shall go upon the roof of the Building, except as authorized by Landlord.

2.       No sign, placard, picture, name, advertisement, notice or other such item visible from the exterior of Premises shall be inscribed, painted, illuminated, affixed, installed or otherwise displayed by any Tenant either on its Premises or any part of the Building without the prior written consent of Landlord, and Landlord shall have the right to remove any such sign, placard, picture, name, advertisement, notice or other such item without notice to and at the expense of Tenant.

         If Landlord shall have given such consent to any Tenant at any time, whether before or after the execution of the Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of such Lease, and shall be deemed to relate only to the particular sign, placard, picture, name, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to any other such sign, placard, picture, name, advertisement or notice.

         All approved signs or lettering on doors and walls shall be printed, painted, affixed and inscribed at the expense of the
         Tenant by a person approved by Landlord.

3.       The bulletin board or directory of the Building will be provided exclusively for the display of the name and location of
         Tenants only and Landlord reserves the right to exclude any other names therefrom, including the names of any subtenants of
         Tenant.

4.       No curtains, draperies, blinds, shutters, shades, screens or other coverings, awnings, hangings or decorations shall be attached to, hung or placed in, or used in connection with, any window or door on any Premises without the prior written consent of Landlord.  In any event with the prior written consent of Landlord, all such items shall be installed inboard of
         Landlord's standard window covering and shall in no way be visible from the exterior of the Building.  No articles shall be placed or kept on the window sills so as to be visible from the exterior of the Building.  No articles shall be placed against glass partitions or doors which might appear unsightly from outside Tenant's Premises.

5.       Landlord reserves the right to exclude from the Building between the hours of 6 pm and 8 am on Monday through Friday and at all hours on Saturdays, Sundays, and holidays all persons who are not Tenants or their accompanied guests in the Building.
         Each Tenant shall be responsible for all persons for whom it allows to enter the Building and shall be liable to Landlord for all acts of such persons.

         Landlord shall in no case be liable for damages for error with regard to the admission to or exclusion from the Building of any person.

         During the continuance of any invasion, mob, riot, public excitement or other circumstances rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access to the Building by closing and/or locking the doors, or otherwise, for the safety of Tenants and protection of the Building and property in the Building.

6.       No Tenant shall employ any person or persons for the purpose of cleaning Premises unless otherwise agreed to by Landlord in writing.  Except with the written consent of Landlord no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning same.  No Tenant shall cause any unnecessary labor by reason of such Tenant's carelessness or indifference in the preservation of good order and cleanliness of the Premises.  Landlord shall in no way be responsible to any tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of any Tenant by the janitor or any other employee or any other person.

7.       No Tenant shall obtain or maintain for use upon its Premises or the Building coin-operated or other vending machines or accept barbering or bootblacking or carwashing services in its Premises or in the Building, or on the Property, except from persons authorized by Landlord.

8.       Each Tenant shall see that all doors of its Premises are closed and securely locked and must observe strict care and caution that all water faucets, water apparatus, coffee makers and any other electrical appliances or equipment are entirely shut off before the Tenant or its employees leave such Premises, and that all utilities shall likewise be carefully shut off so as to prevent waste or damage, and for any default or carelessness the Tenant shall make good all injuries sustained by other Tenants or occupants of the Building of Landlord.  On multiple tenancy floors, all Tenants shall keep the door or doors to the Building corridors closed at all times except for ingress and egress.

9.       As more specifically provided in the Tenant's Lease of the Premises, Tenant shall not waste electricity, water or air-conditioning and agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air-conditioning, and shall refrain from attempting to adjust any controls.

10.      No Tenant shall alter any lock or access device or install a new or additional lock or access device or any bolt on any door of its Premises without the prior written consent of Landlord.

11.      No Tenant shall make or have made additional copies of any keys or access devices provided by Landlord.  Each Tenant, upon the termination of the Tenancy, shall deliver to Landlord all the keys or access devices for the Building, offices, rooms and toilet rooms which shall have been furnished Tenant or which Tenant shall have had made.  In the event of the loss of any keys or access devices so furnished by Landlord, Tenant shall pay Landlord therefor.

12.      The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever, including, but not limited to, coffee grounds shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant, who, or whose employees or invitees, shall have caused it.

13.      No Tenant shall use or keep in its Premises or the Building any kerosene, gasoline or flammable or combustible fluid or material other than limited quantities necessary for the operation or maintenance of office equipment.  No tenant shall use any method of heating or air-conditioning other than that supplied by Landlord.  In the event flammable or combustible fluids or materials are permitted by Landlord in the Premises, these materials must be maintained and secured so as to comply with all laws, rules and regulations governing such materials, including but not limited to, all fire codes.

14.      No Tenant shall use, keep or permit to be used or kept in its Premises any foul or noxious gas or substance or permit or suffer such Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the
         Building by reason of noise, odors and/or vibrations or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be brought or kept in or about any Premises of the Building.

15.      Except for the use by Tenant of a microwave oven, no cooking shall be done or permitted by any Tenant on its Premises without the consent of Landlord (except that use by the Tenant of Underwriters' Laboratory approved microwaves and/or equipment for the preparation of coffee, tea, hot chocolate and similar beverages for Tenants and their employees shall be permitted, provided that such equipment and use is in accordance with applicable federal, state and city laws, codes, ordinances, rules and regulations) nor shall Premises be used for lodging.

16.      Except with the prior written consent of Landlord, no Tenant shall sell, permit the sale, at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise in or on any Premises, nor shall Tenant carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from any Premises for the service or accommodation of occupants of any other portion of the Building, nor shall the Premises of any Tenant be used for the storage of merchandise or for manufacturing of any kind, or the business of a public barber shop, beauty parlor, nor shall the Premises of any Tenant be used for any improper, immoral or objectionable purpose, or any business activity other than that specifically provided for in such Tenant's lease.

17.      If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with,
         Landlord's instructions in their installation.

18.      Landlord will direct electricians as to where and how telephone, telegraph and electrical wires are to be introduced or installed.  No boring or cutting for wires will be allowed without the prior written consent of Landlord.  The location of burglar alarms, telephones, call boxes or other office equipment affixed to all Premises shall be subject to the written approval of Landlord.

19.      No Tenant shall install any radio or television antenna, loudspeaker or any other device on the exterior walls or the roof of the Building.  Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

20.      No Tenant shall lay linoleum, tile, carpet or any other floor covering so that the same shall be affixed to the floor of its
         Premises in any manner except as approved in writing by Landlord.  The expense of repairing any damage resulting from a violation of this rule or the removal of any floor covering shall be borne by the Tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

21.      No furniture, freight, equipment, materials, supplies, packages, merchandise or other property will be received in the
         Building or carried up or down the elevators except between such hours and in such elevators as shall be designated by
         Landlord.  In the event Landlord permits use of the Building´s loading dock and/or elevators after normal Building hours, then Landlord shall have the right to impose reasonable charges on Tenant for such use.  Landlord shall have the right to prescribe the weight, size and position of all safes, furniture, files, bookcases or other heavy equipment brought into the
         Building.  Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as determined by Landlord to be necessary to properly distribute the weight thereof.  Landlord will not be responsible for loss of or damage to any such safe, equipment or property from any cause, and all damage done to the Building by moving or maintaining any such safe, equipment or other property shall be repaired at the expense of Tenant.

         Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.  The persons employed to move such equipment in or out of the Building must be acceptable to Landlord.

22.      No Tenant shall place a load upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law.  No Tenant shall mark, or drive nails, screws or drill into, the partitions, woodwork or plaster or in any way deface such Premises or any part thereof.

23.      There shall not be used in any space, or in the public areas of the Building, either by Tenant or others, any hand trucks except those equipped with rubber tires and side guards or such other material-handling equipment as Landlord may approve.
         No other vehicles of any kind shall be brought by any Tenant into or kept in or about the Premises.

24.      Each Tenant shall store all its trash and garbage within the interior of its Premises.  No materials shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in this area without violation of any law or ordinance governing such disposal.  All trash, garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Landlord may designate.

25.      Canvassing, soliciting, distributing of handbills or any other written material, and peddling in the Building are prohibited and each Tenant shall cooperate to prevent the same.  No Tenant shall make room-to-room solicitation of business from other tenants in the Building.

26.      Landlord reserves the right to exclude or expel from the Building any person who, in Landlord's judgment, is intoxicated or under the influence of alcohol or drugs or who is in violation of any of the rules and regulations of the Building.

27.      Without the prior written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

28.      Tenant shall comply with all energy conservation, safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

29.      Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed.

30.      The requirements of Tenants will be attended to only upon application at the office of the Building by an authorized individual.  Employees of Landlord shall not perform any work or do anything outside of their regular duties unless given special instructions from Landlord, and no employees will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

31.      Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular Tenant or Tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other Tenant or
         Tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all Tenants of the
         Building.

32.      Landlord reserves the right to make such other and reasonable rules and regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein.
         After receipt of said rules by Tenant, Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

33.      All wallpaper or vinyl fabric materials which Tenant may install on painted walls shall be applied with a strippable adhesive.  The use of nonstrippable adhesives will cause damage to the walls when materials are removed, and repairs made necessary thereby shall be made by Landlord at Tenant's expense.

34.      All work proposed by Tenant in the Premises must be pre-approved by Landlord.  Tenant will refer all contractors, contractors representatives and installation technicians, rendering any service to Tenant, to Landlord for Landlord's supervision, approval, and control before performance of any contractual service.  This provision shall apply to all work performed in the Premises and other portions of the Building, including installations of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the Building.

35.      Tenant shall give prompt notice to Landlord of any accidents to or defects in plumbing, electrical fixtures, or heating apparatus so that such accidents or defects may be attended to properly.

36.      Tenant shall be responsible for the observance of all of the foregoing Rules and Regulations by Tenant's employees, agents, clients, customers, invitees and guests.

37.      These Rules and Regulations are in addition to, and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any Lease of Premises in the Building.

38.      All appliances, fixtures, equipment and other devices located in the Premises and to be connected to a water source, including, without limitation, dishwashers, ice making machines, coffee makers and refrigerators and freezers, shall be connected to such water source using only copper piping with either copper compression fittings, flanged fittings, or soldered connections.  No plastic tubing or other plastic lines, plastic connectors or plastic valves shall be used in the connection of any such items.

39.      Smoking shall be prohibited in all areas of the Building.  No Tenant shall allow smoking within the Premises.  Smoking shall be allowed only in those areas outside of the Building as are designated from time to time by Landlord as smoking areas.

                                                              EXHIBIT "B"

                                                         WORK LETTER AGREEMENT

1.       MATERIALS FURNISHED BY LANDLORD

         Landlord shall furnish and install within the Premises substantially in accordance with plans and specifications approved by
Tenant and Landlord, partitions, doors, lighting fixtures, acoustical ceiling, floor covering, electrical switches and outlets, telephone outlets, air conditioning, and other improvements required by Tenant which are normally performed by the construction trades.

2.       IMPROVEMENT COSTS TO BE PAID BY LANDLORD

         Landlord shall provide to Tenant a “Tenant Allowance” to undertake all or part of the improvements which Tenant desires to have made to the Premises.  The Tenant Allowance shall be the actual cost of said improvements to a limit of (not to exceed) Thirty and
No/100 Dollars ($30.00) per rentable square foot contained in the Premises which is 46,978 rentable square feet.  The total Tenant
Allowance for the Premises shall not exceed One Million Four Hundred Nine Thousand Three Hundred Forty and No/100 Dollars
($1,409,340.00).  Notwithstanding the above, Tenant may, at Tenant´s discretion, use all or any portion of the Landlord Allowance for costs related to design and construction of the Tenant Improvements, Tenant´s signage costs, and installation of Tenant´s furniture, cabling, etc.; provided, however, that as a condition to Tenant´s right to use Landlord´s Allowance for the foregoing purposes, Tenant first shall be required to improve and finish all portions of the Premises in accordance with the Plans.  In addition to the Tenant
Allowance, Landlord shall reimburse Tenant for up to $5,000.00 in costs incurred by Tenant in installing supplemental HVAC in the
Premises.

3.       IMPROVEMENT COSTS TO BE PAID BY TENANT

         The cost of any improvements in addition to those provided by Landlord in Paragraph 2 above shall be paid by Tenant, one half (1/2) upon commencement of the construction and one half (1/2) upon completion of the construction.  Should Tenant request any modifications to work which has already been completed under this agreement, Tenant shall pay the costs of all such modifications, one half (1/2) upon commencement of the modifications and one half (1/2) upon competition of the modifications.

4.       APPROVAL OF PLANS AND COST

         (a)      Landlord and Tenant shall diligently pursue the preparation of all plans and specifications for the improvements.
All such plans and specifications including finishes shall have the approval of both Landlord and Tenant, which approval shall not be unreasonably withheld by either party; in addition, all plans and specifications shall have the approval of all governmental agencies and authorities, including but not limited to, the state and county fire marshal.  Plans and specifications and a cost estimate for the portion of the work covered thereby to be borne by Tenant, if any, shall be approved by Landlord and Tenant no later than October
26, 2006, in accordance with the procedure set forth in the following Paragraph 4(b).

         (b)      As soon as practicable after execution of this Lease, Tenant shall provide Landlord with instructions sufficient to enable Landlord to prepare plans and specifications for the improvements Tenant desires to have provided.  Thereafter, if per the provisions of Paragraph 3 above, Tenant shall bear any of the costs of the improvements, a cost estimate for the improvements to be paid for by Tenant shall be prepared by Landlord and submitted to Tenant for preliminary approval.  When the plans and specifications are approved by Landlord and Tenant, Landlord shall obtain a quotation, and shall submit the same to Tenant for approval as the price to be paid by Tenant to Landlord for said improvements.  Upon written approval of such price by Tenant, Landlord and Tenant shall be deemed to have given final approval to the plans and specifications on the basis of which the quotation was made and Landlord shall be authorized to proceed with the improvements of the Premises in accordance with such plans and specifications.  If Tenant disapproves such price, or fails to approve or disapprove such price within seven (7) days after submission thereof by Landlord,
Landlord shall not be obligated to proceed with any improvement of the Premises until such time as Landlord and Tenant approve a price for Tenant´s work.

         (c)      Tenant shall bear the cost of any changes in the work requested by Tenant after final approval of plans and specifications under Paragraph 4(b) above.

                                                             EXHIBIT "C"

                                                   TENANT LEASE ESTOPPEL CERTIFICATE

Landlord:  __________________________

Tenant:   ___________________________

Premises: ___________________________

Area:                 Sq. Ft.                   Lease Date:

         The undersigned Tenant under the above-referenced lease (the “Lease”) hereby ratifies the Lease and certifies to
___________________________ (“Landlord”) as owner of the real property of which the premises demised under the Lease (the “Premises”)
is a part, as follows:

         1.       That the term of the Lease commenced on _____________, 200_ and the Tenant is in full and complete possession of the
Premises demised under the Lease and has commenced full occupancy and use of the Premises, such possession having been delivered by
Landlord and having been accepted by the Tenant.

         2.       That the Lease calls for monthly rent installments of $____________ to date and that the Tenant is paying monthly installments of rent of $_____________ which commenced to accrue on the _______ day of ____________, 200_.

         3.       That no advance rental or other payment has been made in connection with the Lease, except rental for the current month.  There is no “free rent” or other concession under the remaining term of the Lease, and the rent has been paid to and including _____________, 200_.

         4.       That a security deposit in the amount of $_____________ is being held by Landlord, which amount is not subject to any set off or reduction or to any increase for interest or other credit due to Tenant.

         5.       That all obligations and conditions under said Lease to be performed to date by Landlord or Tenant have been satisfied, free of defenses and set-offs including all construction work in the Premises except
______________________________________________________________________________.

         6.       That the Lease is a valid lease and in full force and effect and represents the entire agreement between the parties; that there is no existing default on the part of Landlord or the Tenant in any of the terms and conditions thereof and no event has occurred which, with the passing of time or giving of notice or both, would constitute an event of default; and that said
Lease has:  (Initial One)

                  (        )        not been amended, modified, supplemented, extended, renewed or assigned.

                  (        )        been amended, modified, supplemented, extended, renewed or assigned as follows by the following described agreements:

         7.       That the Lease provides for a primary term of _______ months; the term of the Lease expires on the ____ day of
______________, 200_; and that:  (Initial One)

                  (        )        neither the Lease nor any of the documents listed in Paragraph 6 (if any), contain an option for any additional term or terms.

                  (        )        the Lease and/or the documents listed under Paragraph 6, above, contain an option for additional term(s) of _______ year(s) and ______________ month(s) (each) at a rent to be determined as follows:

         8.       That Landlord has not rebated, reduced or waived any amounts due from Tenant under the Lease, either orally or in writing, nor has Landlord provided financing for, made loans or advances to, or invested in the business of Tenant.

         9.       That, to the best of Tenant´s knowledge, there is no apparent or likely contamination of the real property or the
Premises by hazardous materials, and Tenant does not use, nor has Tenant disposed of, hazardous materials in violation of environmental laws on the real property or the Premises.

         10.      That there are no actions, voluntary or involuntary, pending against the Tenant under the bankruptcy laws of the
StateStateUnited States or any state thereof.

         11.      That this certification is made knowing that Landlord is relying upon the representations herein made.

                                                     Tenant:

Dated:                                               By:
                                                            Typed Name:
                                                            Title:

                                                              EXHIBIT “D”

                                                        FLOOR PLAN OF PREMISES

                                           Added to and made part of Lease Agreement between
                                      OTR, an StateStateOhio general partnership (“Landlord”) and
                                         American Safety Insurance Services, Inc. (“Tenant”).

                                                          Suite: 700 and 800
                                                     Rentable Square Feet: 46,978
                                                      Useable Square Feet: 43,498

                                                             EXHIBIT “E”

                                                       SPECIAL STIPULATIONS

                                           Added to and made part of Lease Agreement between
                                      OTR, an StateStateOhio general partnership (“Landlord”) and
                                         American Safety Insurance Services, Inc. (“Tenant”).

                                                          Suite: 700 and 800
                                                     Rentable Square Feet: 46,978
                                                      Useable Square Feet: 43,498

1.       Security Deposit.  The Security Deposit in the amount of Seventy Seven Thousand Eight Hundred Twenty Six and 89/100 Dollars
         ($77,826.89) and the First Month´s Rent in the amount of Seventy Five Thousand Three Hundred Sixty and 54/100 Dollars
         ($$75,360.54) are due and payable upon Lease execution by Tenant.  Check(s) should be made payable to OTR.

2.       Renewal.  Provided Tenant is not in default and as long as Tenant is still in occupancy of the Premises, Tenant shall have one (1) option to renew this Lease for the entire Premises for an additional sixty (60) month term with one hundred eighty
         (180) days prior written notice to Landlord of its intent to renew.  The rental rate for the renewal term shall be at the then current Building market rate.  For purposes hereof, the term “then current Building market rate” shall mean the rental rate at such time for comparable leases in the Building, taking into consideration relevant factors including amount of space, location of space, length of renewal term, base rental rate, escalations, base year operating expenses, whether such lease is for a new tenant or a renewing tenant, tenant improvement allowances, and lease concessions.

3.       Right of First Refusal.  Provided Tenant is not in default and subject to the rights of any existing tenant or tenants in the Building, Tenant shall have a right of refusal (a) beginning on the Commencement Date, on all of the fifth (5th) and sixth (6th) floors of the Building, and (b) beginning on January 4, 2010, on all of the twelfth (12th) floor of the
         Building.  Upon receipt of written notice (the “Offer Notice”) from Landlord that a third party has made a bonafide offer to lease all or a portion of the aforementioned space upon terms satisfactory to Landlord (the “Offer Terms”), Tenant shall respond to Landlord within ten (10) business days whether Tenant intends to lease all of such space covered by the third-party offer at the Offer Terms.  If Tenant indicates that it will not lease the space offered, Landlord may proceed to lease it to such third party on terms not more favorable to such third party than the Offer Terms within one hundred eighty
         (180) days following Tenant´s receipt of the Offer Notice and Tenant shall have waived its right to lease that space at that time, but the right of first refusal shall continue with regarding to future proposed leases.  If Tenant indicates that it will lease the space offered, Tenant and Landlord shall execute an amendment to this Lease for the space offered within ten
         (10) business days of notifying Landlord of its intention to lease the space offered.

4.       Termination  Option.  Provided  Tenant is not in default,  Tenant may terminate  this Lease at the end of the sixtieth  (60th)
         full  calendar  month of the term,  upon  giving six (6) months´  prior  written  notice to Landlord  and paying to Landlord a termination fee equal to all unamortized  tenant  improvement  costs,  unamortized  commissions  (including inside and outside commissions)  and free rent.  Tenant shall pay such  termination  fee within  fifteen (15) days after receipt from Landlord of an invoice for such fee.

5.       Parking.  Landlord shall provide to Tenant, and Tenant shall have the right to use, without charge, on a nonexclusive, first come-first serve basis, 3.5 parking spaces (whether covered or uncovered) per one thousand (1,000) square feet of usable area leased and occupied by Tenant.  Such parking spaces shall be available to Tenant in the parking deck and spaces located on the Property (“Parking Area”).  All such rights of Tenant shall be subject to all rules and regulations pertaining thereto as may be adopted by Landlord from time to time.  Landlord shall provide four (4) additional general visitors parking spaces for the Building in the Parking Area at a location designated by Landlord, and at no additional cost to
         Tenant.  Landlord shall have no obligation to monitor the use of such visitor spaces.

6.       Signage.  So long as American Safety Insurance Services, Inc. occupies all of the Premises, Tenant shall have the right to install its name on the exterior monument sign for the Building located on the north side of the Building.  If American
         Safety Insurance Services, Inc., as Tenant, has installed such sign, and thereafter ceases to occupy all of the Premises,
         Tenant, shall remove such sign and repair any damage therefrom at its expense.  All such signage shall be installed and removed at Tenant´s expense.  All such signage shall be subject to the prior written approval of Landlord, which approval shall not be unreasonably withheld or delayed, provided such signage is architecturally consistent with the existing signage on the monument sign and provided such signage and name is consistent with the operation of the Building as a first-class office building.  Tenant´s name on such building monument sign shall be located just beneath The Georgian Club name and shall be comparable in size to other tenant names on such monument sign and constructed of materials mutually agreeable to
         Landlord and Tenant.  If in the future American Safety Insurance Services, Inc. occupies at least fifty percent (50%) of the rentable square feet in the Building, then during such period of occupancy Landlord shall allow Tenant to install, at
         Tenant´s expense, signage on the exterior of the Building, the size, materials, design and location of such signage to be mutually agreed to between Landlord and Tenant.  In addition to the foregoing, Landlord agrees to provide Tenant with the
         Building standard tenant plaque at Tenant´s main entrance to the Premises and Tenant´s standard information on the Building electronic directory.  Any costs for the standard signage shall be deducted from the Tenant Allowance.

7.       Club Memberships.  Landlord shall cause to be waived the initiation fees for (a) up to twenty-five (25) new memberships to the Galleria Athletic Club located in the 300 Galleria Building, and (b) up to five (5) new memberships in The Georgian Club located in the Building.  All ongoing costs of membership, including monthly dues, shall be the sole responsibility of
         Tenant, and Landlord shall have no responsibility therefor.

8.       Contingency.  Notwithstanding any provisions to the contrary in this Lease, this Lease and all rights and duties of the parties hereunder are expressly conditioned upon the sale, on or before October 19, 2006, by the current owner to an unrelated third party, of that certain office building located at 1875 The Exchange, Atlanta, Georgia, said building being currently occupied in part by Tenant.  If such sale does not occur for any reason on or before October 19, 2006, then, at
         Tenant´s election given not later than such date, this Lease shall be of no force and effect.  If such sale does occur on or before October 19, 2006, then this Lease shall be fully binding upon Landlord and Tenant as if the conditions set forth in this paragraph were never a part of this Lease.  If the conditions set forth in this paragraph are not satisfied and this
         Lease terminates as a result thereof, then Tenant, within fifteen (15) days after demand by Landlord, shall reimburse
         Landlord for all costs incurred by Landlord in connection with this Lease, including, but not limited to, architectural fees and legal fees.

9.       Staffing.  Landlord agrees that the Building shall be staffed with not less than three (3) day porter employees, including one (1) outside porter, one (1) lead porter, and one (1) day maid.  Their responsibilities shall include:

         (i)      Interior Porter/Day Maid:  The day maid and lead porter maintain the interior common areas of the Building including first floor lobby and upper elevator lobbies, public corridors and restrooms, checking every restroom at least one time mid-morning and one time in the afternoon.  They shall service the restrooms by restocking all paper products as necessary and spot mop the floor as necessary.

         (ii)     Exterior Porter:  The exterior porter shall patrol the parking deck to remove trash and debris and empty the trash cans located at the exterior elevator landings and maintain the perimeter of the Building, entrances and loading dock area.

         Landlord shall provide full-time security officers and security vehicles to patrol the parking decks and common roadways, 24 hour a day, 7 days a week, which security may be provided in conjunction with other buildings in the Galleria complex of which the Building is a part.  Security coverage within the Building at the lobby security desk will be not less than 18 hours per day, Monday through Friday, 16 hours per day on Saturdays, and 12 hours per day on Sundays.  Additionally, a
         security officer shall patrol the Building interior not less than 4 hours per night, 7 days per week.   A security
         operations center is located in the Galleria complex and provides 24 hours per day, 7 days per week security assistance.

11.      Building Amenities.  Landlord shall at all times throughout the term of this Lease use commercially reasonable efforts to provide the following amenities within the Building:

         (i)      Sandwich shop;

         (ii)     Newsstand;

         (iii)    Building conference room with audio visual capabilities; and

         (iv)     ATM.

12.      Confidentiality.  Tenant  covenants and agrees (the “Covenant of  Confidentiality”)  to treat the terms of this Lease and all offers and related  information  delivered by Landlord to Tenant with  respect  hereto (all of such  offers,  information  and lease terms,  collectively,  the “Confidential  Information”) as confidential pursuant to and in compliance with the following terms and  conditions.  Tenant agrees to keep strictly  confidential  the  Confidential  Information  and to cause all persons working for Tenant to do likewise.  Tenant agrees that the  Confidential  Information will be disclosed only to: (i) employees of Tenant,  and (ii) lawyers and  accountants  and other  similar  outside  consultants  working for Tenant who have a need to know,  and on tax  returns  filed  with  required  governmental  authorities;  otherwise,  no  disclosure  whatsoever  of said
         Confidential  Information  will be made by Tenant.  Tenant shall not be restricted in any way from  releasing  information  in response to a subpoena,  court order or legal  process,  but shall notify  Landlord of the demand for  information  before the requested party responds to such demand.

                                                              EXHIBIT "F"

                                                        [INTENTIONALLY OMITTED]

                                                              EXHIBIT "G"

                                                               INSURANCE

1.       COMMERCIAL GENERAL LIABILITY POLICY (1986 or later edition)

         General Liability Limits:

         $ 2,000,000 General Aggregate
         $ 2,000,000 Products and Completed Operations
         $ 1,000,000 Personal and Advertising Injury
         $ 1,000,000 Each Occurrence
         $   50,000 Fire Damage Limit (any one fire)
         $    5,000 Medical Expense Limit (any one person)

         Said policy shall have no deductible on Self Insured Retention without prior written approval.

2.       UMBRELLA / EXCESS LIABILITY

         General Limits:

         $ 1,000,000 Each Occurrence
         $ 1,000,000 General Aggregate

3.       WORKERS COMPENSATION

         The policy must comply with all statutory requirements

         Employer´s Liability:

         $ 100,000 Bodily injury by accident
         $ 500,000 Policy limit by disease
         $ 100,000 Bodily injury by disease each employee

4.       TENANT PROPERTY

         The policy must cover all direct physical loss equal to 100% replacement cost of Tenant’s personal property, all improvements and alterations, fixtures and equipment provided by Landlord and/or Tenant (including but not limited to the improvements described in Exhibit “B” of this Lease).

All of said policies shall: (i)name Landlord, Landlord’s agent, and Childress Klein Properties, Inc., together with their respective affiliates, as additional insureds and insure Landlord's contingent liability under this Lease, (ii) be issued by an insurance company licensed to do business in the State of Georgia which is acceptable to Landlord and rated at least "A" by A.M. Bests Rating
Guide, and (iii) provide that said insurance shall not be canceled unless thirty (30) days prior written notice shall have been given to Landlord and Landlord’s property manager.  Said policies or certificates thereof shall be delivered to Landlord and Landlord’s property manager by Tenant upon commencement of the term of the Lease and upon each renewal of said insurance.